EXHIBIT 99.1

RR Donnelley Reports Fourth-Quarter and Full-Year 2013 Results and Issues 2014 Full-Year Guidance

CHICAGO, Feb. 25, 2014 (GLOBE NEWSWIRE) -- R.R. Donnelley & Sons Company (Nasdaq:RRD) today reported financial results for the fourth quarter of 2013:

Highlights:

  Company achieved or exceeded its previous guidance on revenue, non-GAAP adjusted EBITDA margin and cash flow as follows:

	Full-year 2013 Guidance	Full-year 2013 Actual
Net Sales	$10.35 to $10.45 billion	$10.48 billion
Non-GAAP Adjusted EBITDA margin	11.0% to 11.2%	11.0%
Free Cash Flow(1)	$400 to $500 million	$478.2 million
(1) Defined as Operating Cash Flow less Capital Expenditures: 2013 Actual Operating Cash Flow of $694.8 million and Capital Expenditures of $216.6 million
  Fourth-quarter net sales of $2.8 billion grew 3.6% from the fourth quarter of 2012; organic sales grew 2.3% in the quarter
  Fourth-quarter GAAP net earnings attributable to common shareholders of $104.0 million, or $0.56 per diluted share, compared to a net loss attributable to common shareholders in the fourth quarter of 2012 of $849.0 million, or $4.70 per diluted share
  Fourth-quarter non-GAAP net earnings attributable to common shareholders of $89.8 million, or $0.49 per diluted share, compared to non-GAAP net earnings attributable to common shareholders in the fourth quarter of 2012 of $78.1 million, or $0.43 per diluted share
  Non-GAAP adjusted EBITDA in the quarter of $293.6 million, or 10.7% of net sales, compared to $292.2 million, or 11.0% of net sales, in the fourth quarter of 2012
  Company realigns into four new operating segments
  Company to celebrate 150-year anniversary in October 2014

"We are pleased with the fourth-quarter organic revenue growth of 2.3%, driven by strong revenue performance across many of our offerings. For the year, we realized reported revenue growth of 2.5% and organic growth of 0.6%, our best organic revenue growth performance since 2010, and continued to deliver strong free cash flow, at the upper end of our guidance for the year," said Thomas J. Quinlan III, R.R. Donnelley's President and Chief Executive Officer. "The continuing development of our market segment solutions, combined with our recent acquisition of Consolidated Graphics, will allow us to build upon the positive trend realized in 2013. We continue to target gross leverage on a long-term sustainable basis to be in the range of 2.25x to 2.75x."

Net Sales

Net sales in the quarter were $2.8 billion, up $95.7 million, or 3.6%, from the fourth quarter of 2012. After adjusting for the impact of acquisitions, changes in foreign exchange rates and pass-through paper sales, organic sales grew by 2.3% from the fourth quarter of 2012, driven by volume growth in many offerings and an increase in pass-through postage revenue.

GAAP Earnings

Fourth-quarter 2013 net earnings attributable to common shareholders were $104.0 million, or $0.56 per diluted share, compared to a net loss attributable to common shareholders of $849.0 million in the fourth quarter of 2012. Fourth-quarter net earnings attributable to common shareholders included pre-tax charges and expenses, detailed on the attached schedules, of $74.5 million and $1.0 billion in 2013 and 2012, respectively, as well as income tax adjustments in both years, all of which were excluded from the presentation of non-GAAP net earnings attributable to common shareholders. Additional details regarding the amount and nature of these and other items are included in the attached schedules.

Non-GAAP Earnings

Fourth-quarter 2013 non-GAAP adjusted EBITDA was $293.6 million or 10.7% of net sales, compared to non-GAAP adjusted EBITDA of $292.2 million, or 11.0% of net sales, in the fourth quarter of 2012. Unfavorable changes in foreign exchange rates contributed nearly 20 basis points of the quarter-over-quarter margin decline, while higher pass-through postage revenue accounted for an additional 20 basis points of the decline. Higher volume and a favorable product mix offset price pressure, higher benefits-related expenses and wage and other cost inflation.

Non-GAAP net earnings attributable to common shareholders totaled $89.8 million, or $0.49 per diluted share, in the fourth quarter of 2013 compared to $78.1 million, or $0.43 per diluted share, in the fourth quarter of 2012. Fourth-quarter non-GAAP net earnings attributable to common shareholders exclude pre-tax charges and expenses of $74.5 million and $1.0 billion in 2013 and 2012, respectively, as well as income tax adjustments in both years. A reconciliation of net earnings attributable to common shareholders to non-GAAP adjusted EBITDA and non-GAAP net earnings attributable to common shareholders is presented in the attached schedules.

2014 Guidance

The Company provides the following full-year guidance for 2014, which includes eleven months of performance from the acquisition of Consolidated Graphics that closed on January 31, 2014:

	2014 Guidance	2013 Actual
Net sales	$11.5 to $11.7 billion	$10.5 billion
Non-GAAP adjusted EBITDA margin	10.5% to 11.0%	11.0%
Depreciation and amortization	$500 to $510 million	$435.8 million
Interest expense	$275 to $285 million	$261.4 million
Non-GAAP effective tax rate	33% to 35%	30.5%
Diluted share count	Approximately 199 million	183.5 million
Capital expenditures	$225 to $250 million	$216.6 million
Free cash flow(1)	$400 to $500 million	$478.2 million
(1) Defined as operating cash flow less capital expenditures

New Operating Segments

During the fourth quarter of 2013, the Company changed its reportable segments to reflect changes in the management reporting structure of the organization. The revised reporting structure includes four operating segments:  Publishing and Retail Services, Variable Print, Strategic Services, and International, as well as unallocated Corporate expenses.

The schedules that follow provide quarterly segment-level financial data for 2011, 2012 and 2013. Listed below are the reporting units that comprise each segment:

Publishing and Retail Services	Variable Print	Strategic Services	International
Magazines, Catalogs, and Retail Inserts	Commercial and Digital Print	Logistics	Asia
Books	Direct Mail	Financial	Latin America
Directories	Labels	Digital and Creative Solutions	Business Process Outsourcing
	Statement Printing	Sourcing	Europe
	Forms		Global Turnkey Solutions
	Office Products		Canada

Conference Call

RR Donnelley will host a conference call and simultaneous webcast to discuss its fourth-quarter results tomorrow, Wednesday, February 26, at 9:00 a.m. Eastern Time (8:00 a.m. Central Time). The live webcast will be accessible on RR Donnelley's web site: www.rrdonnelley.com. Individuals wishing to participate must register in advance at http://www.meetme.net/rrd. After registering, participants will receive dial-in numbers, a passcode, and a personal identification number (PIN) that is used to uniquely identify their presence and automatically join them into the audio conference. A webcast replay will be archived on the Company's web site for 30 days after the call. In addition, a telephonic replay of the call will be available for seven days at 630.652.3042, passcode 9850121#.

Investor Meeting

In addition to the conference call, an investor meeting and live webcast will be held tomorrow, Wednesday, February 26, from 12:00 p.m. to 3:30 p.m. Eastern Time, with check-in beginning at 11:00 a.m Eastern Time. A management presentation, including a discussion of the Company's strategy and financial outlook, will be followed by a question and answer session. The live webcast will be accessible on RR Donnelley's web site: www.rrdonnelley.com. A copy of the presentation will be available on the Company's web site in advance of the webcast.

About RR Donnelley

RR Donnelley (Nasdaq:RRD) helps organizations communicate more effectively by working to create, manage, produce, distribute and process content on behalf of our customers. The company assists customers in developing and executing multichannel communication strategies that engage audiences, reduce costs, drive revenues and increase compliance. RR Donnelley's innovative technologies enhance digital and print communications to deliver integrated messages across multiple media to highly targeted audiences at optimal times for clients in virtually every private and public sector. Strategically located operations provide local service and responsiveness while leveraging the economic, geographic and technological advantages of a global organization.

For more information, and for RR Donnelley's Global Social Responsibility Report, visit the company's web site at http://www.rrdonnelley.com.

Use of non-GAAP Information

This news release contains certain non-GAAP measures. The Company believes that these non-GAAP measures, when presented in conjunction with comparable GAAP measures, are useful because that information is an appropriate measure for evaluating the Company's operating performance. Internally, the Company uses this non-GAAP information as an indicator of business performance, and evaluates management's effectiveness with specific reference to these indicators. These measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Use of Forward-Looking Statements

This news release includes certain "forward-looking statements" within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, strategy and plans of RR Donnelley and its expectations relating to future financial condition and performance. These statements include all of the items under the column labeled "2014 Guidance" in the table included under the "2014 Guidance" section. Statements that are not historical facts, including statements about RR Donnelley management's beliefs and expectations, are forward-looking statements. Words such as "believes," "anticipates,""estimates," "expects," "intends," "aims," "potential," "will," "would," "could," "considered," "likely," "estimate" and variations of these words and similar future or conditional expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While RR Donnelley believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond RR Donnelley's control. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from RR Donnelley's current expectations depending upon a number of factors affecting the business and risks associated with the performance of the business. These factors include, among others, the ability to implement plans for the integration of acquisitions, including the Consolidated Graphics acquisition, including with respect to sales forces, cost containment, asset rationalization and other key strategies and the ability to recognize the anticipated synergies and benefits of such acquisitions, and such other risks and uncertainties detailed in RRD's periodic public filings with the SEC, including but not limited to those discussed under "Risk Factors" in RRD's Form 10-K and other filings with the SEC and in other investor communications of RRD from time to time. RR Donnelley does not undertake to and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

R. R. Donnelley & Sons Company
Condensed Consolidated Balance Sheets
As of December 31, 2013 and December 31, 2012
(UNAUDITED)
(in millions, except per share data)

	December 31, 2013	December 31, 2012
Assets

Cash and cash equivalents	$ 1,028.4	$ 430.7
Receivables, less allowances for doubtful accounts	1,832.3	1,878.8
Inventories	501.2	510.2
Prepaid expenses and other current assets	199.7	157.7
Total Current Assets	3,561.6	2,977.4
Property, plant and equipment - net	1,430.1	1,616.6
Goodwill	1,436.3	1,436.4
Other intangible assets - net	315.9	382.9
Deferred income taxes	118.8	445.1
Other noncurrent assets	375.5	404.3
Total Assets	$ 7,238.2	$ 7,262.7

Liabilities

Accounts payable	$ 1,143.0	$ 1,210.3
Accrued liabilities	814.8	825.2
Short-term and current portion of long-term debt	270.9	18.4
Total Current Liabilities	2,228.7	2,053.9
Long-term debt	3,587.0	3,420.2
Pension liabilities	245.2	1,150.5
Other postretirement benefits plan liabilities	174.1	241.7
Other noncurrent liabilities	349.5	327.7
Total Liabilities	6,584.5	7,194.0

Equity

Common stock, $1.25 par value	303.7	303.7
Authorized shares: 500.0
Issued shares: 243.0 in 2013 and 2012
Additional paid-in capital	2,802.4	2,839.4
Accumulated deficit	(473.4)	(496.1)
Accumulated other comprehensive loss	(488.1)	(1,029.2)
Treasury stock, at cost, 61.2 shares in 2013 (2012 - 62.6 shares)	(1,512.8)	(1,565.0)
Total RR Donnelley shareholders' equity	631.8	52.8
Noncontrolling interests	21.9	15.9
Total Equity	653.7	68.7
Total Liabilities and Equity	$ 7,238.2	$ 7,262.7

R. R. Donnelley & Sons Company
Condensed Consolidated Statements of Operations
For the Three and Twelve Months Ended December 31, 2013 and 2012
(UNAUDITED)
(in millions, except per share data)

	For the Three Months Ended December 31,						For the Twelve Months Ended December 31,
	2 0 1 3 GAAP	ADJUSTMENTS TO NON-GAAP	2 0 1 3 NON-GAAP	2 0 1 2 GAAP	ADJUSTMENTS TO NON-GAAP	2 0 1 2 NON-GAAP	2 0 1 3 GAAP	ADJUSTMENTS TO NON-GAAP	2 0 1 3 NON-GAAP	2 0 1 2 GAAP	ADJUSTMENTS TO NON-GAAP	2 0 1 2 NON-GAAP
Total net sales	$ 2,755.3	$ --	$ 2,755.3	$ 2,659.6	$ --	$ 2,659.6	$ 10,480.3	$ --	$ 10,480.3	$ 10,221.9	$ --	$ 10,221.9

Total cost of sales (1)	2,151.7	--	2,151.7	2,074.3	2.9	2,077.2	8,149.8	--	8,149.8	7,889.0	2.9	7,891.9

Total gross profit (1)	603.6	--	603.6	585.3	(2.9)	582.4	2,330.5	--	2,330.5	2,332.9	(2.9)	2,330.0

Selling, general and administrative expenses (SG&A) (1)	313.7	(3.7)	310.0	289.8	0.4	290.2	1,181.5	(5.9)	1,175.6	1,102.6	(1.7)	1,100.9
Restructuring, impairment and other charges - net	52.9	(52.9)	--	1,020.6	(1,020.6)	--	133.5	(133.5)	--	1,118.5	(1,118.5)	--
Depreciation and amortization	104.9	--	104.9	116.7	--	116.7	435.8	--	435.8	481.6	--	481.6
Income (loss) from operations	132.1	56.6	188.7	(841.8)	1,017.3	175.5	579.7	139.4	719.1	(369.8)	1,117.3	747.5

Interest expense - net	67.5	--	67.5	63.8	--	63.8	261.4	--	261.4	251.8	--	251.8
Investment and other expense (income) - net	18.2	(17.9)	0.3	(0.9)	--	(0.9)	27.4	(26.6)	0.8	2.3	(4.1)	(1.8)
Loss on debt extinguishment	--	--	--	4.0	(4.0)	--	81.9	(81.9)	--	16.1	(16.1)	--

Earnings (loss) before income taxes	46.4	74.5	120.9	(908.7)	1,021.3	112.6	209.0	247.9	456.9	(640.0)	1,137.5	497.5

Income tax expense (benefit)	(62.0)	88.7	26.7	(57.0)	94.2	37.2	(9.2)	148.4	139.2	13.6	147.8	161.4

Net earnings (loss)	108.4	(14.2)	94.2	(851.7)	927.1	75.4	218.2	99.5	317.7	(653.6)	989.7	336.1

Less: Income (loss) attributable to noncontrolling interests	4.4	--	4.4	(2.7)	--	(2.7)	7.0	1.0	8.0	(2.2)	--	(2.2)

Net earnings (loss) attributable to RR Donnelley common shareholders	$ 104.0	$ (14.2)	$ 89.8	$ (849.0)	$ 927.1	$ 78.1	$ 211.2	$ 98.5	$ 309.7	$ (651.4)	$ 989.7	$ 338.3

Net earnings (loss) per share attributable to RR Donnelley common shareholders:
Basic net earnings (loss) per share	$ 0.57		$ 0.49	$ (4.70)		$ 0.43	$ 1.16		$ 1.70	$ (3.61)		$ 1.88
Diluted net earnings (loss) per share	$ 0.56		$ 0.49	$ (4.70)		$ 0.43	$ 1.15		$ 1.69	$ (3.61)		$ 1.86
Weighted average common shares outstanding:
Basic	182.3		182.3	180.8		180.8	181.9		181.9	180.4		180.4
Diluted	184.2		184.2	180.8	1.8	182.6	183.5		183.5	180.4	1.8	182.2

Additional information:
Gross margin (1)	21.9%		21.9%	22.0%		21.9%	22.2%		22.2%	22.8%		22.8%
SG&A as a % of total net sales (1)	11.4%		11.3%	10.9%		10.9%	11.3%		11.2%	10.8%		10.8%
Operating margin	4.8%		6.8%	nm		6.6%	5.5%		6.9%	nm		7.3%
Effective tax rate	nm		22.1%	6.3%		33.0%	nm		30.5%	nm		32.4%

(1) Exclusive of depreciation and amortization
nm Not meaningful

The Company believes that certain non-GAAP measures, when presented in conjunction with comparable GAAP measures, are useful because that information is an appropriate measure for evaluating the Company's operating performance. Internally, the Company uses this non-GAAP information as an indicator of business performance, and evaluates management's effectiveness with specific reference to this indicator. These measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

R.R. Donnelley & Sons Company
Reconciliation of GAAP to Non-GAAP Measures
For the Three Months Ended December 31, 2013 and 2012
(UNAUDITED)
(in millions, except per share data)

	For the Three Months Ended December 31, 2013					For the Three Months Ended December 31, 2012
	SG&A	Income from operations	Operating margin	Net earnings attributable to common shareholders	Net earnings attributable to common shareholders per diluted share	Gross profit	SG&A	Income (loss) from operations	Operating margin	Net earnings (loss) attributable to common shareholders	Net earnings (loss) attributable to common shareholders per diluted share
GAAP basis measures	$ 313.7	$ 132.1	4.8%	$ 104.0	$ 0.56	$ 585.3	$ 289.8	$ (841.8)	(31.7%)	$ (849.0)	$ (4.70)

Non-GAAP adjustments:

Restructuring charges - net (1)	--	14.0	0.5%	11.5	0.06	--	--	13.2	0.5%	7.3	0.04
Impairment charges - net (2)	--	5.2	0.2%	3.4	0.02	--	--	1,007.4	37.9%	909.4	5.04
Other charges (3)	--	33.7	1.2%	21.8	0.12	--	--	--	--	--	--
Acquisition-related expenses (4)	(3.7)	3.7	0.1%	3.0	0.02	--	(0.4)	0.4	0.0%	0.2	0.00
Gain on pension curtailment (5)	--	--	--	--	--	(2.9)	0.8	(3.7)	(0.1%)	(2.8)	(0.02)
Loss on disposal of business (6)	--	--	--	12.3	0.07	--	--	--	--	--	--
Loss on debt extinguishment (7)	--	--	--	--	--	--	--	--	--	2.7	0.01
Income tax adjustments (8)	--	--	--	(66.2)	(0.36)	--	--	--	--	10.3	0.06
Total Non-GAAP adjustments	(3.7)	56.6	2.0%	(14.2)	(0.07)	(2.9)	0.4	1,017.3	38.3%	927.1	5.13
Non-GAAP measures	$ 310.0	$ 188.7	6.8%	$ 89.8	$ 0.49	$ 582.4	$ 290.2	$ 175.5	6.6%	$ 78.1	$ 0.43

(1) Restructuring charges - net: Operating results for the three months ended December 31, 2013 and 2012 were affected by the following pre-tax restructuring charges:

				2013	2012
Employee termination costs (a)				$ 6.4	$ 8.5
Other restructuring charges (b)				7.6	4.7
Total restructuring charges - net				$ 14.0	$ 13.2

(a) For the three months ended December 31, 2013 and 2012, employee termination costs resulted from the reorganization of certain operations.
(b) Includes lease termination and other facility costs, including charges related to multi-employer pension plan withdrawal obligations as a result of facility closures.

(2) Impairment charges - net: Operating results for the three months ended December 31, 2013 and 2012 were affected by the following impairment charges:

				2013	2012
Total intangible asset impairment charges (a)				$ 3.3	$ 158.0
Total goodwill impairment charges (b)				--	848.4
Total goodwill and intangible asset impairment charges				3.3	1,006.4
Other long-lived asset impairment charges				1.9	1.0
Total impairment charges - net				$ 5.2	$ 1,007.4

(a) Non-cash charges related to the impairment of acquired customer relationships of $3.3 million in the financial reporting unit for the three months ended December 31, 2013. During the three months ended December 31, 2012, non-cash charges of $158.0 million were recognized for the impairment of acquired customer relationship intangible assets consisting of $150.1 million, $5.7 million, $1.4 million and $0.8 million within the Publishing and Retail Services, International, Variable Print and Strategic Services segments, respectively.
(b) Non-cash charges related to the impairment of goodwill for the three months ended December 31, 2012, consisting of $669.9 million, $129.9 million, $44.9 million and $3.7 million within the Publishing and Retail Services, Strategic Services, International and Variable Print segments, respectively.

(3) Other charges: Recognition of estimated charges related to the Company's decision to partially withdraw from certain multi-employer pension plans.

(4) Acquisition-related expenses: Legal, accounting and other expenses associated with completed or contemplated acquisitions.

(5) Gain on pension curtailment: Pre-tax gain of $3.7 million ($2.8 million after-tax) was recognized for the three months ended December 31, 2012, related to the remeasurement of the U.K. pension plan's assets and obligations required with the announced freeze on further benefit accruals.

(6) Loss on disposal of business: Recognition of a pre-tax loss on the disposal of the R.R. Donnelley SAS ("MRM France") direct mail business in the International segment of $17.9 million ($12.3 million after-tax) for the three months ended December 31, 2013.

(7) Loss on debt extinguishment: Recognition of a pre-tax loss of $4.0 million ($2.7 million after-tax) for the three months ended December 31, 2012 related to the termination of the Company's previous $1.75 billion revolving credit facility (the "Previous Credit Agreement").

(8) Income tax adjustments: Recognition of a $58.5 million benefit related to the decline in value and reorganization of certain entities within the Publishing and Retail Services segment, a $7.2 million benefit for previously unrecognized tax benefits related to the expected resolution of certain federal tax matters as well as tax adjustments as a result of changes to previous tax estimates for items recorded in previous quarters including a benefit of $1.2 million for the Venezuela currency devaluation and expense of $0.7 million for the loss on debt extinguishment for the three months ended December 31, 2013. For the three months ended December 31, 2012, income tax adjustments included the recognition of a $22.4 million benefit related to the decline in value and reorganization of certain entities within the International segment, partially offset by a valuation allowance provision of $32.7 million on certain deferred tax assets in Latin America.

R.R. Donnelley & Sons Company
Reconciliation of GAAP to Non-GAAP Measures
For the Twelve Months Ended December 31, 2013 and 2012
(UNAUDITED)
(in millions, except per share data)

	For the Twelve Months Ended December 31, 2013					For the Twelve Months Ended December 31, 2012
	SG&A	Income from operations	Operating margin	Net earnings attributable to common shareholders	Net earnings attributable to common shareholders per diluted share	Gross profit	SG&A	Income (loss) from operations	Operating margin	Net earnings (loss) attributable to common shareholders	Net earnings (loss) attributable to common shareholders per diluted share
GAAP basis measures	$ 1,181.5	$ 579.7	5.5%	$ 211.2	$ 1.15	$ 2,332.9	$ 1,102.6	$ (369.8)	(3.6%)	$ (651.4)	$ (3.61)

Non-GAAP adjustments:
Restructuring charges - net (1)	--	74.2	0.7%	50.0	0.28	--	--	91.9	0.9%	59.7	0.33
Impairment charges - net (2)	--	20.9	0.2%	13.5	0.07	--	--	1,026.6	10.0%	922.2	5.11
Other charges (3)	--	38.4	0.4%	24.7	0.13	--	--	--	--	--	--
Acquisition-related expenses (4)	(5.9)	5.9	0.1%	5.2	0.03	--	(2.5)	2.5	0.0%	2.2	0.01
Gain on pension curtailment (5)	--	--	--	--	--	(2.9)	0.8	(3.7)	0.0%	(2.8)	(0.02)
Loss on disposal of business (6)	--	--	--	12.3	0.07	--	--	--	--	--	--
Loss on investments (7)	--	--	--	3.6	0.02	--	--	--	--	2.6	0.01
Venezuela devaluation (8)	--	--	--	1.0	0.01	--	--	--	--	--	--
Loss on debt extinguishment (9)	--	--	--	53.9	0.29	--	--	--	--	10.6	0.06
Income tax adjustments (10)	--	--	--	(65.7)	(0.36)	--	--	--	--	(4.8)	(0.03)
Total Non-GAAP adjustments	(5.9)	139.4	1.4%	98.5	0.54	(2.9)	(1.7)	1,117.3	10.9%	989.7	5.47
Non-GAAP measures	$ 1,175.6	$ 719.1	6.9%	$ 309.7	$ 1.69	$ 2,330.0	$ 1,100.9	$ 747.5	7.3%	$ 338.3	$ 1.86

(1) Restructuring charges - net: Operating results for the year ended December 31, 2013 and 2012 were affected by the following pre-tax restructuring charges:

				2013	2012
Employee termination costs (a)				$ 40.4	$ 66.6
Other restructuring charges (b)				33.8	25.3
Total restructuring charges - net				$ 74.2	$ 91.9

(a) For the year ended December 31, 2013, employee termination costs resulted from the closing of two manufacturing facilities within the Publishing and Retail Services segment and one manufacturing facility within the Variable Print segment and the reorganization of certain operations. For the year ended December 31, 2012, employee termination costs resulted from the reorganization of sales and administrative functions across all segments, the closing of three manufacturing facilities within the Variable Print segment, two manufacturing facilities within the Publishing and Retail Services segment and one manufacturing facility within the International segment and the reorganization of certain operations.
(b) Includes lease termination and other facility costs, including charges related to multi-employer pension plan withdrawal obligations related to facility closures.

(2) Impairment charges - net: Operating results for the year ended December 31, 2013 and 2012 were affected by the following impairment charges:

				2013	2012
Total intangible asset impairment charges (a)				$ 3.3	$ 158.0
Total goodwill impairment charges (b)				--	848.4
Total goodwill and intangible asset impairment charges				3.3	1,006.4
Other long-lived asset impairment charges				17.6	20.2
Total impairment charges - net				$ 20.9	$ 1,026.6

(a) Non-cash charges related to the impairment of acquired customer relationships of $3.3 million in the financial reporting unit for the year ended December 31, 2013. During the year ended December 31, 2012, non-cash charges of $158.0 million were recognized for the impairment of acquired customer relationship intangible assets consisting of $150.1 million, $5.7 million, $1.4 million and $0.8 million within the Publishing and Retail Services, International, Variable Print and Strategic Services segments, respectively.
(b) Non-cash charges related to the impairment of goodwill for the year ended December 31, 2012, consisting of $669.9 million, $129.9 million, $44.9 million and $3.7 million within the Publishing and Retail Services, Strategic Services, International and Variable Print segments, respectively.

(3) Other charges: Recognition of estimated charges related to the Company's decision to partially withdraw from certain multi-employer pension plans.

(4) Acquisition-related expenses: Legal, accounting and other expenses associated with completed or contemplated acquisitions.

(5) Gain on pension curtailment: Pre-tax gain of $3.7 million ($2.8 million after-tax) was recognized for the year ended December 31, 2012, related to the remeasurement of the U.K. pension plan's assets and obligations required with the announced freeze on further benefit accruals.

(6) Loss on disposal of business: Recognition of a pre-tax loss on the disposal of the MRM France direct mail business in the International segment of $17.9 million ($12.3 million after-tax) for the year ended December 31, 2013.

(7) Loss on investments: Pre-tax impairment losses on equity investments of $5.5 million ($3.6 million after-tax) and $4.1 million ($2.6 million after-tax) for the year ended December 31, 2013 and 2012, respectively.

(8) Venezuela devaluation: Currency devaluation in Venezuela resulted in a pre-tax loss of $3.2 million ($2.0 million after-tax), of which $1.0 million was included in income attributable to noncontrolling interests.

(9) Loss on debt extinguishment: Pre-tax loss of $81.9 million ($53.9 million after-tax) was recognized for the year ended December 31, 2013 related to the repurchase of $273.5 million of the 6.125% senior notes due January 15, 2017, $250.0 million of the 7.25% senior notes due May 15, 2018, $130.2 million of the 8.60% senior notes due August 15, 2016 and $100.0 million of the 5.50% senior notes due May 15, 2015. During the year ended December 31, 2012, a pre-tax loss of $16.1 million ($10.6 million after-tax) was recognized related to the repurchase of $341.8 million of 4.95% senior notes due April 1, 2014 and $100.0 million of 5.50% senior notes due May 15, 2015 as well as the termination of the Previous Credit Agreement.

(10) Income tax adjustments: Recognition of a $58.5 million benefit related to the decline in value and reorganization of certain entities within the Publishing and Retail Services segment and a $7.2 million benefit for previously unrecognized tax benefits related to the expected resolution of certain federal tax matters for the year ended December 31, 2013. For the year ended December 31, 2012, income tax adjustments included the recognition of $26.1 million of previously unrecognized tax benefits due to the resolution of certain U.S. federal uncertain tax positions and a $22.4 million benefit related to the decline in value and reorganization of certain entities within the International segment, partially offset by a valuation allowance provision of $32.7 million on certain deferred tax assets in Latin America and a provision of $11.0 million related to certain foreign earnings no longer considered to be permanently reinvested.

R. R. Donnelley & Sons Company
Segment GAAP to Non-GAAP Operating Income and Non-GAAP Adjusted EBITDA and Margin Reconciliation
For the Three Months Ended December 31, 2013, 2012 and 2011
(UNAUDITED)
(in millions)

	Publishing and Retail Services	Variable Print	Strategic Services	International	Corporate	Consolidated

For the Three Months Ended December 31, 2013
Net sales	$ 746.1	$ 674.4	$ 618.6	$ 716.2	$ --	$ 2,755.3
Income (loss) from operations	15.8	55.2	50.7	47.8	(37.4)	132.1
Operating margin %	2.1%	8.2%	8.2%	6.7%	nm	4.8%

Non-GAAP Adjustments
Restructuring charges - net	3.2	2.9	0.6	6.4	0.9	14.0
Impairment charges - net	1.6	(0.1)	3.6	0.1	--	5.2
Other charges	30.3	--	3.4	--	--	33.7
Acquisition-related expenses	--	--	--	0.2	3.5	3.7
Total Non-GAAP adjustments	35.1	2.8	7.6	6.7	4.4	56.6

Non-GAAP income (loss) from operations	$ 50.9	$ 58.0	$ 58.3	$ 54.5	$ (33.0)	$ 188.7
Non-GAAP operating margin %	6.8%	8.6%	9.4%	7.6%	nm	6.8%

Depreciation and amortization	39.4	24.2	14.2	25.8	1.3	104.9
Non-GAAP Adjusted EBITDA	$ 90.3	$ 82.2	$ 72.5	$ 80.3	$ (31.7)	$ 293.6
Non-GAAP Adjusted EBITDA margin %	12.1%	12.2%	11.7%	11.2%	nm	10.7%

Capital expenditures	$ 18.7	$ 22.6	$ 11.4	$ 20.8	$ 3.5	$ 77.0

For the Three Months Ended December 31, 2012
Net sales	$ 754.7	$ 686.5	$ 516.8	$ 701.6	$ --	$ 2,659.6
Income (loss) from operations	(770.9)	54.6	(92.9)	(3.3)	(29.3)	(841.8)
Operating margin %	nm	8.0%	nm	nm	nm	nm

Non-GAAP Adjustments
Restructuring charges - net	1.5	1.0	1.0	3.1	6.6	13.2
Impairment charges - net	821.9	5.3	130.8	49.9	(0.5)	1,007.4
Acquisition-related expenses	--	--	--	--	0.4	0.4
Gain on pension curtailment	--	--	(1.0)	(2.7)	--	(3.7)
Total Non-GAAP adjustments	823.4	6.3	130.8	50.3	6.5	1,017.3

Non-GAAP income (loss) from operations	$ 52.5	$ 60.9	$ 37.9	$ 47.0	$ (22.8)	$ 175.5
Non-GAAP operating margin %	7.0%	8.9%	7.3%	6.7%	nm	6.6%

Depreciation and amortization	47.9	25.3	14.2	26.7	2.6	116.7
Non-GAAP Adjusted EBITDA	$ 100.4	$ 86.2	$ 52.1	$ 73.7	$ (20.2)	$ 292.2
Non-GAAP Adjusted EBITDA margin %	13.3%	12.6%	10.1%	10.5%	nm	11.0%

Capital expenditures	$ 13.0	$ 17.6	$ 1.5	$ 12.4	$ 1.5	$ 46.0

For the Three Months Ended December 31, 2011
Net sales	$ 827.6	$ 721.8	$ 483.2	$ 688.2	$ --	$ 2,720.8
Income (loss) from operations	66.5	(307.8)	20.1	(83.1)	(12.8)	(317.1)
Operating margin %	8.0%	nm	4.2%	nm	nm	nm

Non-GAAP Adjustments
Restructuring charges - net	(0.1)	3.3	9.1	5.9	0.4	18.6
Impairment charges - net	1.1	357.7	9.8	118.9	1.0	488.5
Acquisition-related expenses	--	--	--	--	0.2	0.2
Gain on pension curtailment	--	--	--	--	(38.7)	(38.7)
Acquisition contingent compensation	--	--	--	--	15.3	15.3
Total Non-GAAP adjustments	1.0	361.0	18.9	124.8	(21.8)	483.9

Non-GAAP income (loss) from operations	$ 67.5	$ 53.2	$ 39.0	$ 41.7	$ (34.6)	$ 166.8
Non-GAAP operating margin %	8.2%	7.4%	8.1%	6.1%	nm	6.1%

Depreciation and amortization	58.4	32.6	11.4	27.3	0.2	129.9
Non-GAAP Adjusted EBITDA	$ 125.9	$ 85.8	$ 50.4	$ 69.0	$ (34.4)	$ 296.7
Non-GAAP Adjusted EBITDA margin %	15.2%	11.9%	10.4%	10.0%	nm	10.9%

Capital expenditures	$ 17.2	$ 9.5	$ 11.0	$ 17.8	$ 1.6	$ 57.1

R. R. Donnelley & Sons Company
Segment GAAP to Non-GAAP Operating Income and Non-GAAP Adjusted EBITDA and Margin Reconciliation
For the Twelve Months Ended December 31, 2013, 2012 and 2011
(UNAUDITED)
(in millions)

	Publishing and Retail Services	Variable Print	Strategic Services	International	Corporate	Consolidated

For the Twelve Months Ended December 31, 2013
Net sales	$ 2,774.8	$ 2,592.8	$ 2,453.0	$ 2,659.7	$ --	$ 10,480.3
Income (loss) from operations	109.6	197.9	232.8	147.3	(107.9)	579.7
Operating margin %	3.9%	7.6%	9.5%	5.5%	nm	5.5%

Non-GAAP Adjustments
Restructuring charges - net	31.1	14.7	4.8	17.9	5.7	74.2
Impairment charges - net	12.3	0.9	6.3	1.0	0.4	20.9
Other charges	30.3	--	8.1	--	--	38.4
Acquisition-related expenses	--	--	--	0.2	5.7	5.9
Total Non-GAAP adjustments	73.7	15.6	19.2	19.1	11.8	139.4

Non-GAAP income (loss) from operations	$ 183.3	$ 213.5	$ 252.0	$ 166.4	$ (96.1)	$ 719.1
Non-GAAP operating margin %	6.6%	8.2%	10.3%	6.3%	nm	6.9%

Depreciation and amortization	166.0	103.4	58.4	102.5	5.5	435.8
Non-GAAP Adjusted EBITDA	$ 349.3	$ 316.9	$ 310.4	$ 268.9	$ (90.6)	$ 1,154.9
Non-GAAP Adjusted EBITDA margin %	12.6%	12.2%	12.7%	10.1%	nm	11.0%

Capital expenditures	$ 57.7	$ 63.4	$ 34.9	$ 50.8	$ 9.8	$ 216.6

For the Twelve Months Ended December 31, 2012
Net sales	$ 2,919.5	$ 2,637.2	$ 2,065.4	$ 2,599.8	$ --	$ 10,221.9
Income (loss) from operations	(659.4)	202.1	59.0	91.6	(63.1)	(369.8)
Operating margin %	nm	7.7%	2.9%	3.5%	nm	nm

Non-GAAP Adjustments
Restructuring charges - net	18.5	19.8	13.7	15.0	24.9	91.9
Impairment charges - net	827.7	9.8	132.9	50.7	5.5	1,026.6
Acquisition-related expenses	--	--	--	--	2.5	2.5
Gain on pension curtailment	--	--	(1.0)	(2.7)	--	(3.7)
Total Non-GAAP adjustments	846.2	29.6	145.6	63.0	32.9	1,117.3

Non-GAAP income (loss) from operations	$ 186.8	$ 231.7	$ 204.6	$ 154.6	$ (30.2)	$ 747.5
Non-GAAP operating margin %	6.4%	8.8%	9.9%	5.9%	nm	7.3%

Depreciation and amortization	213.5	103.8	52.3	105.8	6.2	481.6
Non-GAAP Adjusted EBITDA	$ 400.3	$ 335.5	$ 256.9	$ 260.4	$ (24.0)	$ 1,229.1
Non-GAAP Adjusted EBITDA margin %	13.7%	12.7%	12.4%	10.0%	nm	12.0%

Capital expenditures	$ 57.8	$ 42.7	$ 39.9	$ 43.9	$ 21.6	$ 205.9

For the Twelve Months Ended December 31, 2011
Net sales	$ 3,175.1	$ 2,764.0	$ 2,058.8	$ 2,613.1	$ --	$ 10,611.0
Income (loss) from operations	227.6	(204.7)	180.6	23.6	(161.9)	65.2
Operating margin %	7.2%	nm	8.8%	0.9%	nm	0.6%

Non-GAAP Adjustments
Restructuring charges - net	34.1	21.9	47.3	23.4	9.6	136.3
Impairment charges - net	18.7	365.8	24.6	119.7	2.7	531.5
Acquisition-related expenses	--	--	--	--	2.2	2.2
Gain on pension curtailment	--	--	--	--	(38.7)	(38.7)
Acquisition contingent compensation	--	--	--	--	15.3	15.3
Total Non-GAAP adjustments	52.8	387.7	71.9	143.1	(8.9)	646.6

Non-GAAP income (loss) from operations	$ 280.4	$ 183.0	$ 252.5	$ 166.7	$ (170.8)	$ 711.8
Non-GAAP operating margin %	8.8%	6.6%	12.3%	6.4%	nm	6.7%

Depreciation and amortization	240.2	135.7	48.2	116.2	9.6	549.9
Non-GAAP Adjusted EBITDA	$ 520.6	$ 318.7	$ 300.7	$ 282.9	$ (161.2)	$ 1,261.7
Non-GAAP Adjusted EBITDA margin %	16.4%	11.5%	14.6%	10.8%	nm	11.9%

Capital expenditures	$ 51.7	$ 54.2	$ 34.6	$ 91.1	$ 19.3	$ 250.9

R. R. Donnelley & Sons Company
Segment GAAP to Non-GAAP Operating Income and Non-GAAP Adjusted EBITDA and Margin Reconciliation
For the Three Months Ended September 30, 2013, 2012 and 2011
(UNAUDITED)
(in millions)

	Publishing and Retail Services	Variable Print	Strategic Services	International	Corporate	Consolidated

For the Three Months Ended September 30, 2013
Net sales	$ 715.0	$ 643.8	$ 581.7	$ 674.4	$ --	$ 2,614.9
Income (loss) from operations	34.3	46.8	43.0	42.3	(31.8)	134.6
Operating margin %	4.8%	7.3%	7.4%	6.3%	nm	5.1%

Non-GAAP Adjustments
Restructuring charges - net	16.6	2.8	1.3	4.6	0.2	25.5
Impairment charges - net	6.2	0.6	0.9	0.2	--	7.9
Other charges	--	--	4.7	--	--	4.7
Acquisition-related expenses	--	--	--	--	1.1	1.1
Total Non-GAAP adjustments	22.8	3.4	6.9	4.8	1.3	39.2

Non-GAAP income (loss) from operations	$ 57.1	$ 50.2	$ 49.9	$ 47.1	$ (30.5)	$ 173.8
Non-GAAP operating margin %	8.0%	7.8%	8.6%	7.0%	nm	6.6%

Depreciation and amortization	40.9	24.9	14.5	24.8	1.2	106.3
Non-GAAP Adjusted EBITDA	$ 98.0	$ 75.1	$ 64.4	$ 71.9	$ (29.3)	$ 280.1
Non-GAAP Adjusted EBITDA margin %	13.7%	11.7%	11.1%	10.7%	nm	10.7%

Capital expenditures	$ 14.8	$ 16.0	$ 10.3	$ 11.8	$ 2.4	$ 55.3

For the Three Months Ended September 30, 2012
Net sales	$ 753.7	$ 640.2	$ 480.2	$ 634.7	$ --	$ 2,508.8
Income (loss) from operations	59.4	48.8	35.8	29.3	13.4	186.7
Operating margin %	7.9%	7.6%	7.5%	4.6%	nm	7.4%

Non-GAAP Adjustments
Restructuring charges - net	2.7	2.2	1.3	4.3	1.8	12.3
Impairment charges - net	1.4	(0.2)	0.4	--	--	1.6
Acquisition-related expenses	--	--	--	--	1.3	1.3
Total Non-GAAP adjustments	4.1	2.0	1.7	4.3	3.1	15.2

Non-GAAP income (loss) from operations	$ 63.5	$ 50.8	$ 37.5	$ 33.6	$ 16.5	$ 201.9
Non-GAAP operating margin %	8.4%	7.9%	7.8%	5.3%	nm	8.0%

Depreciation and amortization	53.1	25.3	13.1	25.8	1.7	119.0
Non-GAAP Adjusted EBITDA	$ 116.6	$ 76.1	$ 50.6	$ 59.4	$ 18.2	$ 320.9
Non-GAAP Adjusted EBITDA margin %	15.5%	11.9%	10.5%	9.4%	nm	12.8%

Capital expenditures	$ 10.7	$ 15.5	$ 11.6	$ 12.9	$ 15.5	$ 66.2

For the Three Months Ended September 30, 2011
Net sales	$ 821.4	$ 698.0	$ 488.5	$ 675.4	$ --	$ 2,683.3
Income (loss) from operations	65.9	37.5	44.3	37.6	(28.5)	156.8
Operating margin %	8.0%	5.4%	9.1%	5.6%	nm	5.8%

Non-GAAP Adjustments
Restructuring charges - net	9.7	(0.6)	8.5	3.1	2.9	23.6
Impairment charges - net	8.1	3.0	(1.3)	--	0.8	10.6
Acquisition-related expenses	--	--	--	--	0.7	0.7
Total Non-GAAP adjustments	17.8	2.4	7.2	3.1	4.4	34.9

Non-GAAP income (loss) from operations	$ 83.7	$ 39.9	$ 51.5	$ 40.7	$ (24.1)	$ 191.7
Non-GAAP operating margin %	10.2%	5.7%	10.5%	6.0%	nm	7.1%

Depreciation and amortization	59.4	34.0	11.6	29.6	4.5	139.1
Non-GAAP Adjusted EBITDA	$ 143.1	$ 73.9	$ 63.1	$ 70.3	$ (19.6)	$ 330.8
Non-GAAP Adjusted EBITDA margin %	17.4%	10.6%	12.9%	10.4%	nm	12.3%

Capital expenditures	$ 12.2	$ 14.3	$ 11.8	$ 26.2	$ 1.1	$ 65.6

R. R. Donnelley & Sons Company
Segment GAAP to Non-GAAP Operating Income and Non-GAAP Adjusted EBITDA and Margin Reconciliation
For the Three Months Ended June 30, 2013, 2012 and 2011
(UNAUDITED)
(in millions)

	Publishing and Retail Services	Variable Print	Strategic Services	International	Corporate	Consolidated

For the Three Months Ended June 30, 2013
Net sales	$ 649.3	$ 626.2	$ 660.7	$ 635.4	$ --	$ 2,571.6
Income (loss) from operations	37.7	38.5	81.1	29.3	(13.4)	173.2
Operating margin %	5.8%	6.1%	12.3%	4.6%	nm	6.7%

Non-GAAP Adjustments
Restructuring charges - net	1.2	6.6	2.2	4.7	1.4	16.1
Impairment charges - net	1.3	0.1	1.4	0.9	--	3.7
Acquisition-related expenses	--	--	--	--	0.1	0.1
Total Non-GAAP adjustments	2.5	6.7	3.6	5.6	1.5	19.9

Non-GAAP income (loss) from operations	$ 40.2	$ 45.2	$ 84.7	$ 34.9	$ (11.9)	$ 193.1
Non-GAAP operating margin %	6.2%	7.2%	12.8%	5.5%	nm	7.5%

Depreciation and amortization	42.3	26.4	14.9	26.0	1.4	111.0
Non-GAAP Adjusted EBITDA	$ 82.5	$ 71.6	$ 99.6	$ 60.9	$ (10.5)	$ 304.1
Non-GAAP Adjusted EBITDA margin %	12.7%	11.4%	15.1%	9.6%	nm	11.8%

Capital expenditures	$ 11.7	$ 13.9	$ 12.6	$ 7.2	$ 1.0	$ 46.4

For the Three Months Ended June 30, 2012
Net sales	$ 695.4	$ 628.8	$ 559.4	$ 645.0	$ --	$ 2,528.6
Income (loss) from operations	36.1	31.0	78.8	34.8	(16.8)	163.9
Operating margin %	5.2%	4.9%	14.1%	5.4%	nm	6.5%

Non-GAAP Adjustments
Restructuring charges - net	1.4	9.1	6.4	3.3	5.5	25.7
Impairment charges - net	(1.2)	2.4	1.3	--	5.8	8.3
Acquisition-related expenses	--	--	--	--	0.5	0.5
Total Non-GAAP adjustments	0.2	11.5	7.7	3.3	11.8	34.5

Non-GAAP income (loss) from operations	$ 36.3	$ 42.5	$ 86.5	$ 38.1	$ (5.0)	$ 198.4
Non-GAAP operating margin %	5.2%	6.8%	15.5%	5.9%	nm	7.8%

Depreciation and amortization	55.4	25.4	12.5	26.4	1.2	120.9
Non-GAAP Adjusted EBITDA	$ 91.7	$ 67.9	$ 99.0	$ 64.5	$ (3.8)	$ 319.3
Non-GAAP Adjusted EBITDA margin %	13.2%	10.8%	17.7%	10.0%	nm	12.6%

Capital expenditures	$ 19.0	$ 5.2	$ 13.6	$ 7.3	$ 3.3	$ 48.4

For the Three Months Ended June 30, 2011
Net sales	$ 749.6	$ 653.7	$ 577.0	$ 643.1	$ --	$ 2,623.4
Income (loss) from operations	41.9	14.2	76.8	31.9	(48.7)	116.1
Operating margin %	5.6%	2.2%	13.3%	5.0%	nm	4.4%

Non-GAAP Adjustments
Restructuring charges - net	17.2	15.9	9.9	7.0	1.4	51.4
Impairment charges - net	6.6	4.8	12.5	0.2	0.2	24.3
Acquisition-related expenses	--	--	--	--	0.9	0.9
Total Non-GAAP adjustments	23.8	20.7	22.4	7.2	2.5	76.6

Non-GAAP income (loss) from operations	$ 65.7	$ 34.9	$ 99.2	$ 39.1	$ (46.2)	$ 192.7
Non-GAAP operating margin %	8.8%	5.3%	17.2%	6.1%	nm	7.3%

Depreciation and amortization	60.8	34.5	12.5	30.1	2.8	140.7
Non-GAAP Adjusted EBITDA	$ 126.5	$ 69.4	$ 111.7	$ 69.2	$ (43.4)	$ 333.4
Non-GAAP Adjusted EBITDA margin %	16.9%	10.6%	19.4%	10.8%	nm	12.7%

Capital expenditures	$ 12.6	$ 21.0	$ 10.7	$ 21.2	$ 15.6	$ 81.1

R. R. Donnelley & Sons Company
Segment GAAP to Non-GAAP Operating Income and Non-GAAP Adjusted EBITDA and Margin Reconciliation
For the Three Months Ended March 31, 2013, 2012 and 2011
(UNAUDITED)
(in millions)

	Publishing and Retail Services	Variable Print	Strategic Services	International	Corporate	Consolidated

For the Three Months Ended March 31, 2013
Net sales	$ 664.4	$ 648.4	$ 592.0	$ 633.7	$ --	$ 2,538.5
Income (loss) from operations	21.8	57.4	58.0	27.9	(25.3)	139.8
Operating margin %	3.3%	8.9%	9.8%	4.4%	nm	5.5%

Non-GAAP Adjustments
Restructuring charges - net	10.1	2.4	0.7	2.2	3.2	18.6
Impairment charges - net	3.2	0.3	0.4	(0.2)	0.4	4.1
Acquisition-related expenses	--	--	--	--	1.0	1.0
Total Non-GAAP adjustments	13.3	2.7	1.1	2.0	4.6	23.7

Non-GAAP income (loss) from operations	$ 35.1	$ 60.1	$ 59.1	$ 29.9	$ (20.7)	$ 163.5
Non-GAAP operating margin %	5.3%	9.3%	10.0%	4.7%	nm	6.4%

Depreciation and amortization	43.4	27.9	14.8	25.9	1.6	113.6
Non-GAAP Adjusted EBITDA	$ 78.5	$ 88.0	$ 73.9	$ 55.8	$ (19.1)	$ 277.1
Non-GAAP Adjusted EBITDA margin %	11.8%	13.6%	12.5%	8.8%	nm	10.9%

Capital expenditures	$ 12.5	$ 10.9	$ 0.6	$ 11.0	$ 2.9	$ 37.9

For the Three Months Ended March 31, 2012
Net sales	$ 715.7	$ 681.7	$ 509.0	$ 618.5	$ --	$ 2,524.9
Income (loss) from operations	16.0	67.7	37.3	30.8	(30.4)	121.4
Operating margin %	2.2%	9.9%	7.3%	5.0%	nm	4.8%

Non-GAAP Adjustments
Restructuring charges - net	12.9	7.5	5.0	4.3	11.0	40.7
Impairment charges - net	5.6	2.3	0.4	0.8	0.2	9.3
Acquisition-related expenses	--	--	--	--	0.3	0.3
Total Non-GAAP adjustments	18.5	9.8	5.4	5.1	11.5	50.3

Non-GAAP income (loss) from operations	$ 34.5	$ 77.5	$ 42.7	$ 35.9	$ (18.9)	$ 171.7
Non-GAAP operating margin %	4.8%	11.4%	8.4%	5.8%	nm	6.8%

Depreciation and amortization	57.1	27.8	12.5	26.9	0.7	125.0
Non-GAAP Adjusted EBITDA	$ 91.6	$ 105.3	$ 55.2	$ 62.8	$ (18.2)	$ 296.7
Non-GAAP Adjusted EBITDA margin %	12.8%	15.4%	10.8%	10.2%	nm	11.8%

Capital expenditures	$ 15.1	$ 4.4	$ 13.2	$ 11.3	$ 1.3	$ 45.3

For the Three Months Ended March 31, 2011
Net sales	$ 776.5	$ 690.5	$ 510.1	$ 606.4	$ --	$ 2,583.5
Income (loss) from operations	53.3	51.4	39.4	37.2	(71.9)	109.4
Operating margin %	6.9%	7.4%	7.7%	6.1%	nm	4.2%

Non-GAAP Adjustments
Restructuring charges - net	7.3	3.3	19.8	7.4	4.9	42.7
Impairment charges - net	2.9	0.3	3.6	0.6	0.7	8.1
Acquisition-related expenses	--	--	--	--	0.4	0.4
Total Non-GAAP adjustments	10.2	3.6	23.4	8.0	6.0	51.2

Non-GAAP income (loss) from operations	$ 63.5	$ 55.0	$ 62.8	$ 45.2	$ (65.9)	$ 160.6
Non-GAAP operating margin %	8.2%	8.0%	12.3%	7.5%	nm	6.2%

Depreciation and amortization	61.6	34.6	12.7	29.2	2.1	140.2
Non-GAAP Adjusted EBITDA	$ 125.1	$ 89.6	$ 75.5	$ 74.4	$ (63.8)	$ 300.8
Non-GAAP Adjusted EBITDA margin %	16.1%	13.0%	14.8%	12.3%	nm	11.6%

Capital expenditures	$ 9.7	$ 9.4	$ 1.1	$ 25.9	$ 1.0	$ 47.1

R. R. Donnelley & Sons Company
Condensed Consolidated Statements of Cash Flows
For the Twelve Months Ended December 31, 2013 and 2012
(UNAUDITED)
(in millions)

	2013	2012

Net earnings (loss)	$ 218.2	$ (653.6)
Adjustment to reconcile net earnings (loss) to net cash provided by operating activities	518.9	1,475.1
Changes in operating assets and liabilities	(12.7)	19.1
Pension and other postretirement benefits plan contributions	(29.6)	(148.7)
Net cash provided by operating activities	$ 694.8	$ 691.9

Capital expenditures	(216.6)	(205.9)
All other cash provided by (used in) investing activities	4.2	(78.9)
Net cash used in investing activities	$ (212.4)	$ (284.8)

Net cash provided by (used in) financing activities	$ 122.8	$ (438.0)

Effect of exchange rate on cash and cash equivalents	(7.5)	11.9

Net increase (decrease) in cash and cash equivalents	$ 597.7	$ (19.0)

Cash and cash equivalents at beginning of period	430.7	449.7

Cash and cash equivalents at end of period	$ 1,028.4	$ 430.7

Additional Information:
	2013	2012
For the Twelve Months Ended December 31:
Net cash provided by operating activities	$ 694.8	$ 691.9
Less: capital expenditures	216.6	205.9
Free cash flow	$ 478.2	$ 486.0

For the Nine Months Ended September 30:
Net cash provided by operating activities	$ 307.1	$ 169.4
Less: capital expenditures	139.6	159.9
Free cash flow	$ 167.5	$ 9.5

For the Three Months Ended December 31:
Net cash provided by operating activities	$ 387.7	$ 522.5
Less: capital expenditures	77.0	46.0
Free cash flow	$ 310.7	$ 476.5

R.R. Donnelley & Sons Company
Reconciliation of Reported to Pro Forma Net Sales
For the Three Months Ended December 31, 2013 and 2012
(UNAUDITED)
(in millions)

	Reported net sales	Adjustments (1)	Pro forma net sales
For the Three Months Ended December 31, 2013
Publishing and Retail Services	$ 746.1	$ --	$ 746.1
Variable Print	674.4	--	674.4
Strategic Services	618.6	--	618.6
International	716.2	--	716.2
Consolidated	$ 2,755.3	$ --	$ 2,755.3

For the Three Months Ended December 31, 2012
Publishing and Retail Services	$ 754.7	$ --	$ 754.7
Variable Print	686.5	4.4	690.9
Strategic Services	516.8	41.3	558.1
International	701.6	--	701.6
Consolidated	$ 2,659.6	$ 45.7	$ 2,705.3

Net sales change
Publishing and Retail Services	(1.1%)		(1.1%)
Variable Print	(1.8%)		(2.4%)
Strategic Services	19.7%		10.8%
International	2.1%		2.1%
Consolidated	3.6%		1.8%

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates
Strategic Services			(0.2%)
International			(0.8%)
Consolidated			(0.2%)

Approximate year-over-year impact of changes in pass-through paper sales
Publishing and Retail Services			(1.1%)
International			0.5%
Consolidated			(0.3%)

Net organic sales change (2)
Publishing and Retail Services			0.0%
Variable Print			(2.4%)
Strategic Services			11.0%
International			2.4%
Consolidated			2.3%

The reported results of the Company include the results of acquired businesses from the acquisition date forward. The Company has provided this schedule to reconcile reported net sales for the three months ended December 31, 2013 and 2012 to pro forma net sales as if the 2012 acquisitions took place as of January 1, 2012 for the purposes of this schedule.

There were no acquisitions during the three months ended December 31, 2013.

For the three months ended December 31, 2012, the adjustment for net sales of acquired businesses reflects the net sales of Meisel Photographic Corporation (acquired December 17, 2012) and Presort Solutions (acquired December 28, 2012).

(1) Adjusted for net sales of acquired businesses: Variable Print included net sales of Meisel Photographic Corporation and Strategic Services included net sales of Presort Solutions
(2) Adjusted for net sales of acquired businesses, the impact of changes in FX rates and pass-through paper sales

R.R. Donnelley & Sons Company
Reconciliation of Reported to Pro Forma Net Sales
For the Twelve Months Ended December 31, 2013 and 2012
(UNAUDITED)
(in millions)

	Reported net sales	Adjustments (1)	Pro forma net sales
For the Twelve Months Ended December 31, 2013
Publishing and Retail Services	$ 2,774.8	$ --	$ 2,774.8
Variable Print	2,592.8	--	2,592.8
Strategic Services	2,453.0	--	2,453.0
International	2,659.7	--	2,659.7
Consolidated	$ 10,480.3	$ --	$ 10,480.3

For the Twelve Months Ended December 31, 2012
Publishing and Retail Services	$ 2,919.5	$ --	$ 2,919.5
Variable Print	2,637.2	24.9	2,662.1
Strategic Services	2,065.4	214.3	2,279.7
International	2,599.8	--	2,599.8
Consolidated	$ 10,221.9	$ 239.2	$ 10,461.1

Net sales change
Publishing and Retail Services	(5.0%)		(5.0%)
Variable Print	(1.7%)		(2.6%)
Strategic Services	18.8%		7.6%
International	2.3%		2.3%
Consolidated	2.5%		0.2%

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates
Strategic Services			(0.1%)
International			(0.5%)
Consolidated			(0.2%)

Approximate year-over-year impact of changes in pass-through paper sales
Publishing and Retail Services			(1.6%)
International			1.4%
Consolidated			0.0%

Year-over-year impact of the 2012 rebate adjustment (2)
Variable Print			(0.9%)
Consolidated			(0.2%)

Net organic sales change (3)
Publishing and Retail Services			(3.4%)
Variable Print			(1.7%)
Strategic Services			7.7%
International			1.4%
Consolidated			0.6%

The reported results of the Company include the results of acquired businesses from the acquisition date forward. The Company has provided this schedule to reconcile reported net sales for the twelve months ended December 31, 2013 and 2012 to pro forma net sales as if the 2012 acquisitions took place as of January 1, 2012 for the purposes of this schedule.

There were no acquisitions during the twelve months ended December 31, 2013.

For the twelve months ended December 31, 2012, the adjustment for net sales of acquired businesses reflects the net sales of EDGAR Online (acquired August 14, 2012), Express Postal Options International (acquired September 6, 2012), Meisel Photographic Corporation (acquired December 17, 2012) and Presort Solutions (acquired December 28, 2012).

(1) Adjusted for net sales of acquired businesses: Variable Print included net sales of Meisel Photographic Corporation and Strategic Services included net sales of EDGAR Online, Express Postal Options International and Presort Solutions
(2) The twelve months ended December 31, 2012 included adjustments for over-accruals of rebates owed to certain customers in prior periods that favorably impacted net sales by $22.7 million
(3) Adjusted for net sales of acquired businesses, the impact of changes in FX rates and pass-through paper sales and the 2012 rebate adjustments to correct an over-accrual of rebates owed to certain customers

R.R. Donnelley & Sons Company
Reconciliation of Reported to Pro Forma Net Sales
For the Three Months Ended September 30, 2013 and 2012
(UNAUDITED)
(in millions)

	Reported net sales	Adjustments (1)	Pro forma net sales
For the Three Months Ended September 30, 2013
Publishing and Retail Services	$ 715.0	$ --	$ 715.0
Variable Print	643.8	--	643.8
Strategic Services	581.7	--	581.7
International	674.4	--	674.4
Consolidated	$ 2,614.9	$ --	$ 2,614.9

For the Three Months Ended September 30, 2012
Publishing and Retail Services	$ 753.7	$ --	$ 753.7
Variable Print	640.2	8.3	648.5
Strategic Services	480.2	51.0	531.2
International	634.7	--	634.7
Consolidated	$ 2,508.8	$ 59.3	$ 2,568.1

Net sales change
Publishing and Retail Services	(5.1%)		(5.1%)
Variable Print	0.6%		(0.7%)
Strategic Services	21.1%		9.5%
International	6.3%		6.3%
Consolidated	4.2%		1.8%

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates
Strategic Services			(0.2%)
International			(0.9%)
Consolidated			(0.3%)

Approximate year-over-year impact of changes in pass-through paper sales
Publishing and Retail Services			(1.4%)
International			1.6%
Consolidated			0.0%

Year-over-year impact of the 2012 rebate adjustment (2)
Variable Print			(0.4%)
Consolidated			(0.1%)

Net organic sales change (3)
Publishing and Retail Services			(3.7%)
Variable Print			(0.3%)
Strategic Services			9.7%
International			5.6%
Consolidated			2.2%

The reported results of the Company include the results of acquired businesses from the acquisition date forward. The Company has provided this schedule to reconcile reported net sales for the three months ended September 30, 2013 and 2012 to pro forma net sales as if the 2012 acquisitions took place as of January 1, 2012 for the purposes of this schedule.

There were no acquisitions during the three months ended September 30, 2013.

For the three months ended September 30, 2012, the adjustment for net sales of acquired businesses reflects the net sales of EDGAR Online (acquired August 14, 2012), Express Postal Options International (acquired September 6, 2012), Meisel Photographic Corporation (acquired December 17, 2012) and Presort Solutions (acquired December 28, 2012).

(1) Adjusted for net sales of acquired businesses: Variable Print included net sales of Meisel Photographic Corporation and Strategic Services included net sales of EDGAR Online, Express Postal Options International and Presort Solutions
(2) The three months ended September 30, 2012 included an adjustment for over-accruals of rebates owed to certain customers in prior periods that favorably impacted net sales by $2.9 million
(3) Adjusted for net sales of acquired businesses, the impact of changes in FX rates and pass-through paper sales and the 2012 rebate adjustment to correct an over-accrual of rebates owed to certain customers

R.R. Donnelley & Sons Company
Reconciliation of Reported to Pro Forma Net Sales
For the Three Months Ended June 30, 2013 and 2012
(UNAUDITED)
(in millions)

	Reported net sales	Adjustments (1)	Pro forma net sales
For the Three Months Ended June 30, 2013
Publishing and Retail Services	$ 649.3	$ --	$ 649.3
Variable Print	626.2	--	626.2
Strategic Services	660.7	--	660.7
International	635.4	--	635.4
Consolidated	$ 2,571.6	$ --	$ 2,571.6

For the Three Months Ended June 30, 2012
Publishing and Retail Services	$ 695.4	$ --	$ 695.4
Variable Print	628.8	6.6	635.4
Strategic Services	559.4	60.8	620.2
International	645.0	--	645.0
Consolidated	$ 2,528.6	$ 67.4	$ 2,596.0

Net sales change
Publishing and Retail Services	(6.6%)		(6.6%)
Variable Print	(0.4%)		(1.4%)
Strategic Services	18.1%		6.5%
International	(1.5%)		(1.5%)
Consolidated	1.7%		(0.9%)

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates
Strategic Services			(0.1%)
International			(0.1%)
Consolidated			0.0%

Approximate year-over-year impact of changes in pass-through paper sales
Publishing and Retail Services			(2.2%)
International			2.0%
Consolidated			(0.1%)

Net organic sales change (2)
Publishing and Retail Services			(4.4%)
Variable Print			(1.4%)
Strategic Services			6.6%
International			(3.4%)
Consolidated			(0.8%)

The reported results of the Company include the results of acquired businesses from the acquisition date forward. The Company has provided this schedule to reconcile reported net sales for the three months ended June 30, 2013 and 2012 to pro forma net sales as if the 2012 acquisitions took place as of January 1, 2012 for the purposes of this schedule.

There were no acquisitions during the three months ended June 30, 2013.

For the three months ended June 30, 2012, the adjustment for net sales of acquired businesses reflects the net sales of EDGAR Online (acquired August 14, 2012), Express Postal Options International (acquired September 6, 2012), Meisel Photographic Corporation (acquired December 17, 2012) and Presort Solutions (acquired December 28, 2012).

(1) Adjusted for net sales of acquired businesses: Variable Print included net sales of Meisel Photographic Corporation and Strategic Services included net sales of EDGAR Online, Express Postal Options International and Presort Solutions
(2) Adjusted for net sales of acquired businesses, the impact of changes in FX rates and pass-through paper sales

R.R. Donnelley & Sons Company
Reconciliation of Reported to Pro Forma Net Sales
For the Three Months Ended March 31, 2013 and 2012
(UNAUDITED)
(in millions)

	Reported net sales	Adjustments (1)	Pro forma net sales
For the Three Months Ended March 31, 2013
Publishing and Retail Services	$ 664.4	$ --	$ 664.4
Variable Print	648.4	--	648.4
Strategic Services	592.0	--	592.0
International	633.7	--	633.7
Consolidated	$ 2,538.5	$ --	$ 2,538.5

For the Three Months Ended March 31, 2012
Publishing and Retail Services	$ 715.7	$ --	$ 715.7
Variable Print	681.7	5.7	687.4
Strategic Services	509.0	61.1	570.1
International	618.5	--	618.5
Consolidated	$ 2,524.9	$ 66.8	$ 2,591.7

Net sales change
Publishing and Retail Services	(7.2%)		(7.2%)
Variable Print	(4.9%)		(5.7%)
Strategic Services	16.3%		3.8%
International	2.5%		2.5%
Consolidated	0.5%		(2.1%)

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates
Strategic Services			(0.2%)
International			(0.3%)
Consolidated			(0.1%)

Approximate year-over-year impact of changes in pass-through paper sales
Publishing and Retail Services			(1.7%)
International			1.8%
Consolidated			0.0%

Year-over-year impact of the 2012 rebate adjustment (2)
Variable Print			(2.9%)
Consolidated			(0.8%)

Net organic sales change (3)
Publishing and Retail Services			(5.5%)
Variable Print			(2.8%)
Strategic Services			4.0%
International			1.0%
Consolidated			(1.2%)

The reported results of the Company include the results of acquired businesses from the acquisition date forward. The Company has provided this schedule to reconcile reported net sales for the three months ended March 31, 2013 and 2012 to pro forma net sales as if the 2012 acquisitions took place as of January 1, 2012 for the purposes of this schedule.

There were no acquisitions during the three months ended March 31, 2013.

For the three months ended March 31, 2012, the adjustment for net sales of acquired businesses reflects the net sales of EDGAR Online (acquired August 14, 2012), Express Postal Options International (acquired September 6, 2012), Meisel Photographic Corporation (acquired December 17, 2012) and Presort Solutions (acquired December 28, 2012).

(1) Adjusted for net sales of acquired businesses: Variable Print included net sales of Meisel Photographic Corporation and Strategic Services included net sales of EDGAR Online, Express Postal Options International and Presort Solutions
(2) The three months ended March 31, 2012 included an adjustment for over-accruals of rebates owed to certain customers in prior periods that favorably impacted net sales by $19.8 million
(3) Adjusted for net sales of acquired businesses, the impact of changes in FX rates and pass-through paper sales and the 2012 rebate adjustment to correct an over-accrual of rebates owed to certain customers

R.R. Donnelley & Sons Company
Reconciliation of Reported to Pro Forma Net Sales
For the Three Months Ended December 31, 2012 and 2011
(UNAUDITED)
(in millions)

	Reported net sales	Adjustments (1)	Pro forma net sales
For the Three Months Ended December 31, 2012
Publishing and Retail Services	$ 754.7	$ --	$ 754.7
Variable Print	686.5	4.4	690.9
Strategic Services	516.8	41.3	558.1
International	701.6	--	701.6
Consolidated	$ 2,659.6	$ 45.7	$ 2,705.3

For the Three Months Ended December 31, 2011
Publishing and Retail Services	$ 827.6	$ --	$ 827.6
Variable Print	721.8	6.8	728.6
Strategic Services	483.2	47.4	530.6
International	688.2	--	688.2
Consolidated	$ 2,720.8	$ 54.2	$ 2,775.0

Net sales change
Publishing and Retail Services	(8.8%)		(8.8%)
Variable Print	(4.9%)		(5.2%)
Strategic Services	7.0%		5.2%
International	1.9%		1.9%
Consolidated	(2.2%)		(2.5%)

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates
Strategic Services			0.0%
International			0.3%
Consolidated			0.1%

Approximate year-over-year impact of changes in pass-through paper sales
Publishing and Retail Services			(2.8%)
International			1.2%
Consolidated			(0.5%)

Net organic sales change (2)
Publishing and Retail Services			(6.0%)
Variable Print			(5.2%)
Strategic Services			5.2%
International			0.4%
Consolidated			(2.1%)

The reported results of the Company include the results of acquired businesses from the acquisition date forward. The Company has provided this schedule to reconcile reported net sales for the three months ended December 31, 2012 and 2011 to pro forma net sales as if the 2012 and 2011 acquisitions took place as of January 1, 2011, for the purposes of this schedule.

For the three months ended December 31, 2012, the adjustment for net sales of acquired businesses reflects the net sales of Meisel Photographic Corporation (acquired December 17, 2012) and Presort Solutions (acquired December 28, 2012).

For the three months ended December 31, 2011, the adjustment for net sales of acquired businesses reflects the net sales of StratusGroup, Inc. (acquired November 21, 2011), EDGAR Online (acquired August 14, 2012), Express Postal Options International (acquired September 6, 2012), Meisel Photographic Corporation (acquired December 17, 2012) and Presort Solutions (acquired December 28, 2012).

(1) Adjusted for net sales of acquired businesses: Variable Print included net sales of StratusGroup, Inc. and Meisel Photographic Corporation and Strategic Services included net sales of EDGAR Online, Express Postal Options International and Presort Solutions
(2) Adjusted for net sales of acquired businesses, the impact of changes in FX rates and pass-through paper sales

R.R. Donnelley & Sons Company
Reconciliation of Reported to Pro Forma Net Sales
For the Twelve Months Ended December 31, 2012 and 2011
(UNAUDITED)
(in millions)

	Reported net sales	Adjustments (1)	Pro forma net sales
For the Twelve Months Ended December 31, 2012
Publishing and Retail Services	$ 2,919.5	$ --	$ 2,919.5
Variable Print	2,637.2	24.9	2,662.1
Strategic Services	2,065.4	214.3	2,279.7
International	2,599.8	--	2,599.8
Consolidated	$ 10,221.9	$ 239.2	$ 10,461.1

For the Twelve Months Ended December 31, 2011
Publishing and Retail Services	$ 3,175.1	$ --	$ 3,175.1
Variable Print	2,764.0	40.9	2,804.9
Strategic Services	2,058.8	185.2	2,244.0
International	2,613.1	--	2,613.1
Consolidated	$ 10,611.0	$ 226.1	$ 10,837.1

Net sales change
Publishing and Retail Services	(8.1%)		(8.1%)
Variable Print	(4.6%)		(5.1%)
Strategic Services	0.3%		1.6%
International	(0.5%)		(0.5%)
Consolidated	(3.7%)		(3.5%)

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates
Strategic Services			(0.1%)
International			(3.5%)
Consolidated			(0.9%)

Approximate year-over-year impact of changes in pass-through paper sales
Publishing and Retail Services			(2.6%)
International			1.2%
Consolidated			(0.4%)

Year-over-year impact of the 2012 rebate adjustment (2)
Variable Print			0.8%
Consolidated			0.2%

Net organic sales change (3)
Publishing and Retail Services			(5.5%)
Variable Print			(5.9%)
Strategic Services			1.7%
International			1.8%
Consolidated			(2.4%)

The reported results of the Company include the results of acquired businesses from the acquisition date forward. The Company has provided this schedule to reconcile reported net sales for the twelve months ended December 31, 2012 and 2011 to pro forma net sales as if the 2012 and 2011 acquisitions took place as of January 1, 2011, for the purposes of this schedule.

For the twelve months ended December 31, 2012, the adjustment for net sales of acquired businesses reflects the net sales of EDGAR Online (acquired August 14, 2012), Express Postal Options International (acquired September 6, 2012), Meisel Photographic Corporation (acquired December 17, 2012) and Presort Solutions (acquired December 28, 2012).

For the twelve months ended December 31, 2011, the adjustment for net sales of acquired businesses reflects the net sales of Journalism Online (acquired March 24, 2011), Helium, Inc. (acquired June 21, 2011), Sequence Personal LLC (acquired August 15, 2011), LibreDigital, Inc. (acquired August 16, 2011), Genesis Packaging & Design, Inc. (acquired September 6, 2011), StratusGroup, Inc. (acquired November 21, 2011), EDGAR Online (acquired August 14, 2012), Express Postal Options International (acquired September 6, 2012), Meisel Photographic Corporation (acquired December 17, 2012) and Presort Solutions (acquired December 28, 2012).

(1) Adjusted for net sales of acquired businesses: Variable Print included net sales of Genesis Packaging & Design, Inc., StratusGroup, Inc. and Meisel Photographic Corporation and Strategic Services included net sales of Journalism Online, Helium, Inc., Sequence Personal LLC, LibreDigital, Inc., EDGAR Online, Express Postal Options International and Presort Solutions
(2) The twelve months ended December 31, 2012 included adjustments for over-accruals of rebates owed to certain customers in prior periods that favorably impacted net sales by $22.7 million
(3) Adjusted for net sales of acquired businesses, the impact of changes in FX rates and pass-through paper sales and the 2012 rebate adjustments to correct an over-accrual of rebates owed to certain customers

R.R. Donnelley & Sons Company
Reconciliation of Reported to Pro Forma Net Sales
For the Three Months Ended September 30, 2012 and 2011
(UNAUDITED)
(in millions)

	Reported net sales	Adjustments (1)	Pro forma net sales
For the Three Months Ended September 30, 2012
Publishing and Retail Services	$ 753.7	$ --	$ 753.7
Variable Print	640.2	--	640.2
Strategic Services	480.2	12.7	492.9
International	634.7	--	634.7
Consolidated	$ 2,508.8	$ 12.7	$ 2,521.5

For the Three Months Ended September 30, 2011
Publishing and Retail Services	$ 821.4	$ --	$ 821.4
Variable Print	698.0	7.8	705.8
Strategic Services	488.5	16.6	505.1
International	675.4	--	675.4
Consolidated	$ 2,683.3	$ 24.4	$ 2,707.7

Net sales change
Publishing and Retail Services	(8.2%)		(8.2%)
Variable Print	(8.3%)		(9.3%)
Strategic Services	(1.7%)		(2.4%)
International	(6.0%)		(6.0%)
Consolidated	(6.5%)		(6.9%)

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates
Strategic Services			(0.1%)
International			(4.6%)
Consolidated			(1.2%)

Approximate year-over-year impact of changes in pass-through paper sales
Publishing and Retail Services			(2.2%)
International			0.9%
Consolidated			(0.5%)

Year-over-year impact of the 2012 rebate adjustment (2)
Variable Print			0.4%
Consolidated			0.1%

Net organic sales change (3)
Publishing and Retail Services			(6.0%)
Variable Print			(9.7%)
Strategic Services			(2.3%)
International			(2.3%)
Consolidated			(5.3%)

The reported results of the Company include the results of acquired businesses from the acquisition date forward. The Company has provided this schedule to reconcile reported net sales for the three months ended September 30, 2012 and 2011 to pro forma net sales as if the 2012 and 2011 acquisitions took place as of January 1, 2011, for the purposes of this schedule.

For the three months ended September 30, 2012, the adjustment for net sales of acquired businesses reflects the net sales of EDGAR Online (acquired August 14, 2012) and Express Postal Options International (acquired September 6, 2012).

For the three months ended September 30, 2011, the adjustment for net sales of acquired businesses reflects the net sales of Sequence Personal LLC (acquired August 15, 2011), LibreDigital, Inc. (acquired August 16, 2011), Genesis Packaging & Design, Inc. (acquired September 6, 2011), StratusGroup, Inc. (acquired November 21, 2011), EDGAR Online (acquired August 14, 2012) and Express Postal Options International (acquired September 6, 2012).

(1) Adjusted for net sales of acquired businesses: Variable Print included net sales of Genesis Packaging & Design, Inc. and StratusGroup, Inc. and Strategic Services included net sales of Sequence Personal LLC, LibreDigital, Inc., EDGAR Online and Express Postal Options International
(2) The three months ended September 30, 2012 included an adjustment for over-accruals of rebates owed to certain customers in prior periods that favorably impacted net sales by $2.9 million
(3) Adjusted for net sales of acquired businesses, the impact of changes in FX rates and pass-through paper sales and the 2012 rebate adjustment to correct an over-accrual of rebates owed to certain customers

R.R. Donnelley & Sons Company
Reconciliation of Reported to Pro Forma Net Sales
For the Three Months Ended June 30, 2012 and 2011
(UNAUDITED)
(in millions)

	Reported net sales	Adjustments (1)	Pro forma net sales
For the Three Months Ended June 30, 2012
Publishing and Retail Services	$ 695.4	$ --	$ 695.4
Variable Print	628.8	--	628.8
Strategic Services	559.4	--	559.4
International	645.0	--	645.0
Consolidated	$ 2,528.6	$ --	$ 2,528.6

For the Three Months Ended June 30, 2011
Publishing and Retail Services	$ 749.6	$ --	$ 749.6
Variable Print	653.7	8.7	662.4
Strategic Services	577.0	3.1	580.1
International	643.1	--	643.1
Consolidated	$ 2,623.4	$ 11.8	$ 2,635.2

Net sales change
Publishing and Retail Services	(7.2%)		(7.2%)
Variable Print	(3.8%)		(5.1%)
Strategic Services	(3.1%)		(3.6%)
International	0.3%		0.3%
Consolidated	(3.6%)		(4.0%)

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates
Strategic Services			(0.3%)
International			(6.5%)
Consolidated			(1.6%)

Approximate year-over-year impact of changes in pass-through paper sales
Publishing and Retail Services			(2.9%)
International			1.2%
Consolidated			(0.5%)

Net organic sales change (2)
Publishing and Retail Services			(4.3%)
Variable Print			(5.1%)
Strategic Services			(3.3%)
International			5.6%
Consolidated			(1.9%)

The reported results of the Company include the results of acquired businesses from the acquisition date forward. The Company has provided this schedule to reconcile reported net sales for the three months ended June 30, 2012 and 2011 to pro forma net sales as if the 2011 acquisitions took place as of January 1, 2011 for the purposes of this schedule.

There were no acquisitions during the three months ended June 30, 2012.

For the three months ended June 30, 2011, the adjustment for net sales of acquired businesses reflects the net sales of Helium, Inc. (acquired June 21, 2011), Sequence Personal LLC (acquired August 15, 2011), LibreDigital, Inc. (acquired August 16, 2011), Genesis Packaging & Design, Inc. (acquired September 6, 2011) and StratusGroup, Inc. (acquired November 21, 2011).

(1) Adjusted for net sales of acquired businesses: Variable Print included net sales of Genesis Packaging & Design, Inc. and StratusGroup, Inc. and Strategic Services included net sales of Helium, Inc., Sequence Personal LLC and LibreDigital, Inc.
(2) Adjusted for net sales of acquired businesses, the impact of changes in FX rates and pass-through paper sales

R.R. Donnelley & Sons Company
Reconciliation of Reported to Pro Forma Net Sales
For the Three Months Ended March 31, 2012 and 2011
(UNAUDITED)
(in millions)

	Reported net sales	Adjustments (1)	Pro forma net sales
For the Three Months Ended March 31, 2012
Publishing and Retail Services	$ 715.7	$ --	$ 715.7
Variable Print	681.7	--	681.7
Strategic Services	509.0	--	509.0
International	618.5	--	618.5
Consolidated	$ 2,524.9	$ --	$ 2,524.9

For the Three Months Ended March 31, 2011
Publishing and Retail Services	$ 776.5	$ --	$ 776.5
Variable Print	690.5	8.1	698.6
Strategic Services	510.1	3.2	513.3
International	606.4	--	606.4
Consolidated	$ 2,583.5	$ 11.3	$ 2,594.8

Net sales change
Publishing and Retail Services	(7.8%)		(7.8%)
Variable Print	(1.3%)		(2.4%)
Strategic Services	(0.2%)		(0.8%)
International	2.0%		2.0%
Consolidated	(2.3%)		(2.7%)

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates
Strategic Services			0.0%
International			(3.2%)
Consolidated			(0.8%)

Approximate year-over-year impact of changes in pass-through paper sales
Publishing and Retail Services			(2.2%)
International			1.3%
Consolidated			(0.4%)

Year-over-year impact of the 2012 rebate adjustment (2)
Variable Print			2.9%
Consolidated			0.8%

Net organic sales change (3)
Publishing and Retail Services			(5.6%)
Variable Print			(5.3%)
Strategic Services			(0.8%)
International			3.9%
Consolidated			(2.3%)

The reported results of the Company include the results of acquired businesses from the acquisition date forward. The Company has provided this schedule to reconcile reported net sales for the three months ended March 31, 2012 and 2011 to pro forma net sales as if the 2011 acquisitions took place as of January 1, 2011 for the purposes of this schedule.

There were no acquisitions during the three months ended March 31, 2012.

For the three months ended March 31, 2011, the adjustment for net sales of acquired businesses reflects the net sales of Journalism Online (acquired March 24, 2011), Helium, Inc. (acquired June 21, 2011), Sequence Personal LLC (acquired August 15, 2011), LibreDigital, Inc. (acquired August 16, 2011), Genesis Packaging & Design, Inc. (acquired September 6, 2011) and StratusGroup, Inc. (acquired November 21, 2011).

(1) Adjusted for net sales of acquired businesses: Variable Print included net sales of Genesis Packaging & Design, Inc. and StratusGroup, Inc. and Strategic Services included net sales of Journalism Online, Helium, Inc., Sequence Personal LLC and LibreDigital, Inc.
(2) The three months ended March 31, 2012 included an adjustment for over-accruals of rebates owed to certain customers in prior periods that favorably impacted net sales by $19.8 million
(3) Adjusted for net sales of acquired businesses, the impact of changes in FX rates and pass-through paper sales and the 2012 rebate adjustment to correct an over-accrual of rebates owed to certain customers

R.R. Donnelley & Sons Company
Reconciliation of Reported to Pro Forma Net Sales
For the Three Months Ended December 31, 2011 and 2010
(UNAUDITED)
(in millions)

	Reported net sales	Adjustments (1)	Pro forma net sales
For the Three Months Ended December 31, 2011
Publishing and Retail Services	$ 827.6	$ --	$ 827.6
Variable Print	721.8	3.2	725.0
Strategic Services	483.2	--	483.2
International	688.2	--	688.2
Consolidated	$ 2,720.8	$ 3.2	$ 2,724.0

For the Three Months Ended December 31, 2010
Publishing and Retail Services	$ 903.6	$ --	$ 903.6
Variable Print	709.9	26.4	736.3
Strategic Services	447.8	89.2	537.0
International	645.8	5.2	651.0
Consolidated	$ 2,707.1	$ 120.8	$ 2,827.9

Net sales change
Publishing and Retail Services	(8.4%)		(8.4%)
Variable Print	1.7%		(1.5%)
Strategic Services	7.9%		(10.0%)
International	6.6%		5.7%
Consolidated	0.5%		(3.7%)

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates
Strategic Services			0.0%
International			(3.2%)
Consolidated			(0.7%)

Approximate year-over-year impact of changes in pass-through paper sales
Publishing and Retail Services			(1.5%)
International			3.1%
Consolidated			0.2%

Net organic sales change (2)
Publishing and Retail Services			(6.9%)
Variable Print			(1.5%)
Strategic Services			(10.0%)
International			5.8%
Consolidated			(3.2%)

The reported results of the Company include the results of acquired businesses from the acquisition date forward. The Company has provided this schedule to reconcile reported net sales for the three months ended December 31, 2011 and 2010 to pro forma net sales as if the 2011 and 2010 acquisitions took place as of January 1, 2010, for the purposes of this schedule.

For the three months ended December 31, 2011, the adjustment for net sales of acquired businesses reflects the net sales of StratusGroup, Inc. (acquired November 21, 2011).

For the three months ended December 31, 2010, the adjustment for net sales of acquired businesses reflects the net sales of Bowne & Co., Inc. (acquired November 24, 2010), Nimblefish Technologies (acquired December 14, 2010), 8touches (acquired December 31, 2010), Journalism Online (acquired March 24, 2011), Helium, Inc. (acquired June 21, 2011), Sequence Personal LLC (acquired August 15, 2011), LibreDigital, Inc. (acquired August 16, 2011), Genesis Packaging & Design, Inc. (acquired September 6, 2011) and StratusGroup, Inc. (acquired November 21, 2011).

(1) Adjusted for net sales of acquired businesses: Variable Print included net sales of Bowne & Co., Inc., Genesis Packaging & Design, Inc. and StratusGroup, Inc.; Strategic Services included net sales of Bowne & Co., Inc., Nimblefish Technologies, 8touches, Journalism Online, Helium, Inc., Sequence Personal LLC and LibreDigital, Inc. and International included net sales of Bowne & Co., Inc.
(2) Adjusted for net sales of acquired businesses, the impact of changes in FX rates and pass-through paper sales

R.R. Donnelley & Sons Company
Reconciliation of Reported to Pro Forma Net Sales
For the Twelve Months Ended December 31, 2011 and 2010
(UNAUDITED)
(in millions)

	Reported net sales	Adjustments (1)	Pro forma net sales
For the Twelve Months Ended December 31, 2011
Publishing and Retail Services	$ 3,175.1	$ --	$ 3,175.1
Variable Print	2,764.0	28.2	2,792.2
Strategic Services	2,058.8	7.3	2,066.1
International	2,613.1	--	2,613.1
Consolidated	$ 10,611.0	$ 35.5	$ 10,646.5

For the Twelve Months Ended December 31, 2010
Publishing and Retail Services	$ 3,369.5	$ --	$ 3,369.5
Variable Print	2,723.8	140.5	2,864.3
Strategic Services	1,529.9	521.3	2,051.2
International	2,395.7	30.8	2,426.5
Consolidated	$ 10,018.9	$ 692.6	$ 10,711.5

Net sales change
Publishing and Retail Services	(5.8%)		(5.8%)
Variable Print	1.5%		(2.5%)
Strategic Services	34.6%		0.7%
International	9.1%		7.7%
Consolidated	5.9%		(0.6%)

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates
Strategic Services			0.2%
International			2.6%
Consolidated			0.6%

Approximate year-over-year impact of changes in pass-through paper sales
Publishing and Retail Services			0.3%
International			1.7%
Consolidated			0.5%

Net organic sales change (2)
Publishing and Retail Services			(6.1%)
Variable Print			(2.5%)
Strategic Services			0.5%
International			3.4%
Consolidated			(1.7%)

The reported results of the Company include the results of acquired businesses from the acquisition date forward. The Company has provided this schedule to reconcile reported net sales for the twelve months ended December 31, 2011 and 2010 to pro forma net sales as if the 2011 and 2010 acquisitions took place as of January 1, 2010, for the purposes of this schedule.

For the twelve months ended December 31, 2011, the adjustment for net sales of acquired businesses reflects the net sales of Journalism Online (acquired March 24, 2011), Helium, Inc. (acquired June 21, 2011), Sequence Personal LLC (acquired August 15, 2011), LibreDigital, Inc. (acquired August 16, 2011), Genesis Packaging & Design, Inc. (acquired September 6, 2011) and StratusGroup, Inc. (acquired November 21, 2011).

For the twelve months ended December 31, 2010, the adjustment for net sales of acquired businesses reflects the net sales of Bowne & Co., Inc. (acquired November 24, 2010), Nimblefish Technologies (acquired December 14, 2010), 8touches (acquired December 31, 2010), Journalism Online (acquired March 24, 2011), Helium, Inc. (acquired June 21, 2011), Sequence Personal LLC (acquired August 15, 2011), LibreDigital, Inc. (acquired August 16, 2011), Genesis Packaging & Design, Inc. (acquired September 6, 2011) and StratusGroup, Inc. (acquired November 21, 2011).

(1) Adjusted for net sales of acquired businesses: Variable Print included net sales of Bowne & Co., Inc., Genesis Packaging & Design, Inc. and StratusGroup, Inc.; Strategic Services included net sales of Bowne & Co., Inc., Nimblefish Technologies, 8touches, Journalism Online, Helium, Inc., Sequence Personal LLC and LibreDigital, Inc. and International included net sales of Bowne & Co., Inc.
(2) Adjusted for net sales of acquired businesses and the impact of changes in FX rates and pass-through paper sales

R.R. Donnelley & Sons Company
Reconciliation of Reported to Pro Forma Net Sales
For the Three Months Ended September 30, 2011 and 2010
(UNAUDITED)
(in millions)

	Reported net sales	Adjustments (1)	Pro forma net sales
For the Three Months Ended September 30, 2011
Publishing and Retail Services	$ 821.4	$ --	$ 821.4
Variable Print	698.0	2.3	700.3
Strategic Services	488.5	0.9	489.4
International	675.4	--	675.4
Consolidated	$ 2,683.3	$ 3.2	$ 2,686.5

For the Three Months Ended September 30, 2010
Publishing and Retail Services	$ 866.3	$ --	$ 866.3
Variable Print	658.9	28.1	687.0
Strategic Services	356.4	122.4	478.8
International	606.5	7.2	613.7
Consolidated	$ 2,488.1	$ 157.7	$ 2,645.8

Net sales change
Publishing and Retail Services	(5.2%)		(5.2%)
Variable Print	5.9%		1.9%
Strategic Services	37.1%		2.2%
International	11.4%		10.1%
Consolidated	7.8%		1.5%

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates
Strategic Services			0.2%
International			4.2%
Consolidated			1.0%

Approximate year-over-year impact of changes in pass-through paper sales
Publishing and Retail Services			1.4%
International			2.0%
Consolidated			0.9%

Net organic sales change (2)
Publishing and Retail Services			(6.6%)
Variable Print			1.9%
Strategic Services			2.0%
International			3.9%
Consolidated			(0.4%)

The reported results of the Company include the results of acquired businesses from the acquisition date forward. The Company has provided this schedule to reconcile reported net sales for the three months ended September 30, 2011 and 2010 to pro forma net sales as if the 2011 and 2010 acquisitions took place as of January 1, 2010, for the purposes of this schedule.

For the three months ended September 30, 2011, the adjustment for net sales of acquired businesses reflects the net sales of Sequence Personal LLC (acquired August 15, 2011), LibreDigital, Inc. (acquired August 16, 2011) and Genesis Packaging & Design, Inc. (acquired September 6, 2011).

For the three months ended September 30, 2010, the adjustment for net sales of acquired businesses reflects the net sales of Bowne & Co., Inc. (acquired November 24, 2010), Nimblefish Technologies (acquired December 14, 2010), 8touches (acquired December 31, 2010), Journalism Online (acquired March 24, 2011), Helium, Inc. (acquired June 21, 2011), Sequence Personal LLC (acquired August 15, 2011), LibreDigital, Inc. (acquired August 16, 2011) and Genesis Packaging & Design, Inc. (acquired September 6, 2011).

(1) Adjusted for net sales of acquired businesses: Variable Print included net sales of Bowne & Co., Inc. and Genesis Packaging & Design, Inc.; Strategic Services included net sales of Bowne & Co., Inc., Nimblefish Technologies, 8touches, Journalism Online, Helium, Inc., Sequence Personal LLC and LibreDigital, Inc. and International included net sales of Bowne & Co., Inc.
(2) Adjusted for net sales of acquired businesses and the impact of changes in FX rates and pass-through paper sales

R.R. Donnelley & Sons Company
Reconciliation of Reported to Pro Forma Net Sales
For the Three Months Ended June 30, 2011 and 2010
(UNAUDITED)
(in millions)

	Reported net sales	Adjustments (1)	Pro forma net sales
For the Three Months Ended June 30, 2011
Publishing and Retail Services	$ 749.6	$ --	$ 749.6
Variable Print	653.7	--	653.7
Strategic Services	577.0	0.8	577.8
International	643.1	--	643.1
Consolidated	$ 2,623.4	$ 0.8	$ 2,624.2

For the Three Months Ended June 30, 2010
Publishing and Retail Services	$ 809.6	$ --	$ 809.6
Variable Print	636.8	34.8	671.6
Strategic Services	384.1	163.1	547.2
International	578.1	9.9	588.0
Consolidated	$ 2,408.6	$ 207.8	$ 2,616.4

Net sales change
Publishing and Retail Services	(7.4%)		(7.4%)
Variable Print	2.7%		(2.7%)
Strategic Services	50.2%		5.6%
International	11.2%		9.4%
Consolidated	8.9%		0.3%

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates
Strategic Services			0.5%
International			7.3%
Consolidated			1.8%

Approximate year-over-year impact of changes in pass-through paper sales
Publishing and Retail Services			1.4%
International			1.8%
Consolidated			0.8%

Net organic sales change (2)
Publishing and Retail Services			(8.8%)
Variable Print			(2.7%)
Strategic Services			5.1%
International			0.3%
Consolidated			(2.3%)

The reported results of the Company include the results of acquired businesses from the acquisition date forward. The Company has provided this schedule to reconcile reported net sales for the three months ended June 30, 2011 and 2010 to pro forma net sales as if the 2011 and 2010 acquisitions took place as of January 1, 2010, for the purposes of this schedule.

For the three months ended June 30, 2011, the adjustment for net sales of acquired businesses reflects the net sales of Journalism Online (acquired March 24, 2011) and Helium, Inc. (acquired June 21, 2011).

For the three months ended June 30, 2010, the adjustment for net sales of acquired businesses reflects the net sales of Bowne & Co., Inc. (acquired November 24, 2010), Nimblefish Technologies (acquired December 14, 2010), 8touches (acquired December 31, 2010), Journalism Online (acquired March 24, 2011) and Helium, Inc. (acquired June 21, 2011).

(1) Adjusted for net sales of acquired businesses: Variable Print included net sales of Bowne & Co., Inc.; Strategic Services included net sales of Bowne & Co., Inc., Nimblefish Technologies, 8touches, Journalism Online and Helium, Inc. and International included net sales of Bowne & Co., Inc.
(2) Adjusted for net sales of acquired businesses, the impact of changes in FX rates and pass-through paper sales

R.R. Donnelley & Sons Company
Reconciliation of Reported to Pro Forma Net Sales
For the Three Months Ended March 31, 2011 and 2010
(UNAUDITED)
(in millions)

	Reported net sales	Adjustments (1)	Pro forma net sales
For the Three Months Ended March 31, 2011
Publishing and Retail Services	$ 776.5	$ --	$ 776.5
Variable Print	690.5	--	690.5
Strategic Services	510.1	0.1	510.2
International	606.4	--	606.4
Consolidated	$ 2,583.5	$ 0.1	$ 2,583.6

For the Three Months Ended March 31, 2010
Publishing and Retail Services	$ 790.0	$ --	$ 790.0
Variable Print	718.2	29.9	748.1
Strategic Services	341.6	140.0	481.6
International	565.3	8.5	573.8
Consolidated	$ 2,415.1	$ 178.4	$ 2,593.5

Net sales change
Publishing and Retail Services	(1.7%)		(1.7%)
Variable Print	(3.9%)		(7.7%)
Strategic Services	49.3%		5.9%
International	7.3%		5.7%
Consolidated	7.0%		(0.4%)

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates
Strategic Services			0.2%
International			2.5%
Consolidated			0.6%

Approximate year-over-year impact of changes in pass-through paper sales
Publishing and Retail Services			0.1%
International			(0.1%)
Consolidated			0.0%

Net organic sales change (2)
Publishing and Retail Services			(1.8%)
Variable Print			(7.7%)
Strategic Services			5.7%
International			3.3%
Consolidated			(1.0%)

The reported results of the Company include the results of acquired businesses from the acquisition date forward. The Company has provided this schedule to reconcile reported net sales for the three months ended March 31, 2011 and 2010 to pro forma net sales as if the 2011 and 2010 acquisitions took place as of January 1, 2010, for the purposes of this schedule.

For the three months ended March 31, 2011, the adjustment for net sales of acquired businesses reflects the net sales of Journalism Online (acquired March 24, 2011).

For the three months ended March 31, 2010, the adjustment for net sales of acquired businesses reflects the net sales of Bowne & Co., Inc. (acquired November 24, 2010), Nimblefish Technologies (acquired December 14, 2010), 8touches (acquired December 31, 2010) and Journalism Online (acquired March 24, 2011).

(1) Adjusted for net sales of acquired businesses: Variable Print included net sales of Bowne & Co., Inc.; Strategic Services included net sales of Bowne & Co., Inc., Nimblefish Technologies, 8touches and Journalism Online and International included net sales of Bowne & Co., Inc.
(2) Adjusted for net sales of acquired businesses and the impact of changes in FX rates and pass-through paper sales

R.R. Donnelley & Sons Company
Reconciliation of GAAP Net Earnings (Loss) to Non-GAAP Adjusted EBITDA
For the Three and Twelve Months Ended December 31, 2013 and 2012
(UNAUDITED)
(in millions)

	For the Twelve
	Months Ended	For the Three Months Ended
	December 31, 2013	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013

GAAP net earnings attributable to RR Donnelley common shareholders	$ 211.2	$ 104.0	$ 14.7	$ 65.4	$ 27.1

Adjustments
Income (loss) attributable to noncontrolling interests	7.0	4.4	3.3	1.1	(1.8)
Income tax expense (benefit)	(9.2)	(62.0)	5.0	35.2	12.6
Interest expense - net	261.4	67.5	65.6	65.5	62.8
Investment and other expense (income) - net	27.4	18.2	(0.3)	6.0	3.5
Loss on debt extinguishment (1)	81.9	--	46.3	--	35.6
Depreciation and amortization	435.8	104.9	106.3	111.0	113.6
Restructuring, impairment and other charges - net (2)	133.5	52.9	38.1	19.8	22.7
Acquisition-related expenses (3)	5.9	3.7	1.1	0.1	1.0
Total Non-GAAP adjustments	943.7	189.6	265.4	238.7	250.0

Non-GAAP adjusted EBITDA	$ 1,154.9	$ 293.6	$ 280.1	$ 304.1	$ 277.1

Net sales	$ 10,480.3	$ 2,755.3	$ 2,614.9	$ 2,571.6	$ 2,538.5
Non-GAAP adjusted EBITDA margin %	11.0%	10.7%	10.7%	11.8%	10.9%

	For the Twelve
	Months Ended	For the Three Months Ended
	December 31, 2012	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012

GAAP net earnings (loss) attributable to RR Donnelley common shareholders	$ (651.4)	$ (849.0)	$ 71.4	$ 88.8	$ 37.4

Adjustments
Income (loss) attributable to noncontrolling interests	(2.2)	(2.7)	(0.2)	0.2	0.5
Income tax expense (benefit)	13.6	(57.0)	52.2	6.5	11.9
Interest expense - net	251.8	63.8	63.7	63.6	60.7
Investment and other expense (income) - net	2.3	(0.9)	(0.4)	4.8	(1.2)
Loss on debt extinguishment (1)	16.1	4.0	--	--	12.1
Depreciation and amortization	481.6	116.7	119.0	120.9	125.0
Restructuring, impairment and other charges - net (2)	1,118.5	1,020.6	13.9	34.0	50.0
Acquisition-related expenses (3)	2.5	0.4	1.3	0.5	0.3
Gain on pension curtailment (4)	(3.7)	(3.7)	--	--	--
Total Non-GAAP adjustments	1,880.5	1,141.2	249.5	230.5	259.3

Non-GAAP adjusted EBITDA	$ 1,229.1	$ 292.2	$ 320.9	$ 319.3	$ 296.7

Net sales	$ 10,221.9	$ 2,659.6	$ 2,508.8	$ 2,528.6	$ 2,524.9
Non-GAAP adjusted EBITDA margin %	12.0%	11.0%	12.8%	12.6%	11.8%

(1) Loss on debt extinguishment: Pre-tax losses were recognized related to the repurchases of senior notes prior to maturity, as well as the termination of the Previous Credit Agreement.

(2) Restructuring, impairment and other charges - net: Pre-tax charges for employee termination costs, lease termination and other costs, including charges related to multi-employer pension plan withdrawal obligations as a result of facility closures, and impairment of other long-lived assets. The three months ended December 31, 2013 and September 31, 2013 included pre-tax charges for the recognition of estimated charges related to the Company's decision to partially withdraw from certain multi-employer pension plans. The three months ended December 31, 2013 and 2012 included pre-tax charges for the impairment of other intangible assets. The three months ended December 31, 2012 included pre-tax charges for the impairment of goodwill.

(3) Acquisition-related expenses: Legal, accounting and other expenses associated with completed or contemplated acquisitions.

(4) Gain on pension curtailment: A pre-tax gain on pension curtailment was recognized related to the remeasurement of the U.K. pension plan's assets and obligations that was required with the announced freeze on further benefit accruals as of December 31, 2012.

R.R. Donnelley & Sons Company
Reconciliation of GAAP Net Earnings (Loss) to Non-GAAP Adjusted EBITDA
For the Three and Twelve Months Ended December 31, 2011
(UNAUDITED)
(in millions)

	For the Twelve
	Months Ended	For the Three Months Ended
	December 31, 2011	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011

GAAP net earnings (loss) attributable to RR Donnelley common shareholders	$ (122.6)	$ (326.7)	$ 158.0	$ 12.2	$ 33.9

Adjustments
Income attributable to noncontrolling interests	1.5	0.1	0.7	0.3	0.4
Income tax expense (benefit)	(116.3)	(52.2)	(64.8)	(16.3)	17.0
Interest expense - net	243.3	61.2	62.9	61.3	57.9
Investment and other expense (income) - net	(10.6)	0.5	(1.3)	(10.0)	0.2
Loss on debt extinguishment (1)	69.9	--	1.3	68.6	--
Depreciation and amortization	549.9	129.9	139.1	140.7	140.2
Restructuring, impairment and other charges - net (2)	667.8	507.1	34.2	75.7	50.8
Acquisition-related expenses (3)	2.2	0.2	0.7	0.9	0.4
Gain on pension curtailment (4)	(38.7)	(38.7)	--	--	--
Acquisition contingent compensation (5)	15.3	15.3	--	--	--
Total Non-GAAP adjustments	1,384.3	623.4	172.8	321.2	266.9

Non-GAAP adjusted EBITDA	$ 1,261.7	$ 296.7	$ 330.8	$ 333.4	$ 300.8

Net sales	$ 10,611.0	$ 2,720.8	$ 2,683.3	$ 2,623.4	$ 2,583.5
Non-GAAP adjusted EBITDA margin %	11.9%	10.9%	12.3%	12.7%	11.6%

(1) Loss on debt extinguishment: Pre-tax losses were recognized related to the repurchases of senior notes prior to maturity.

(2) Restructuring, impairment and other charges - net: Pre-tax charges for employee termination costs, lease termination and other costs, including charges related to multi-employer pension plan withdrawal obligations as a result of facility closures, and impairment of other long-lived assets. The three months ended December 31, 2011 included pre-tax charges for the impairment of goodwill and other intangible assets.

(3) Acquisition-related expenses: Legal, accounting and other expenses associated with completed or contemplated acquisitions.

(4) Gain on pension curtailment: A pre-tax gain was recognized related to the remeasurement of the plans' assets and obligations that was required with the announced freeze on further benefit accruals under all of the Company's U.S. pension plans.

(5) Acquisition contingent compensation: Contingent compensation earned by prior owners, based on achieving certain volume milestones for the business following its acquisition by the Company.

R.R. Donnelley & Sons Company
Debt and Liquidity Summary
As of December 31, 2013 and 2012
(UNAUDITED)
(in millions)

Total Liquidity (1)	December 31, 2013	December 31, 2012
Cash (2)	$ 1,028.4	$ 430.7
Committed credit agreement (3)	387.5	1,150.0
	1,415.9	1,580.7
Usage
Borrowings under credit agreement (3)	--	--
Impact on availability related to outstanding letters of credit	--	38.9

Net Available Liquidity	$ 1,415.9	$ 1,541.8

Short-term and current portion of long-term debt	$ 270.9	$ 18.4
Long-term debt	3,587.0	3,420.2
Total debt	$ 3,857.9	$ 3,438.6

Non-GAAP adjusted EBITDA for the twelve months ended December 31, 2013 and 2012	$ 1,154.9	$ 1,229.1

Non-GAAP Gross Leverage (defined as total debt divided by non-GAAP adjusted EBITDA)	3.3x	2.8x

(1) Liquidity does not include uncommitted credit facilities, located primarily outside of the U.S.

(2) Approximately 39% and 85% of cash as of December 31, 2013 and 2012, respectively, was located outside of the U.S. The increase in U.S. cash and cash equivalents reflected proceeds from the issuance of senior notes in anticipation of the acquisition of Consolidated Graphics. During 2014, the Company's foreign subsidiaries are expected to make intercompany payments to the U.S. of approximately $40 million from foreign cash balances available at December 31, 2013. These payments, and additional payments up to approximately $210 million expected to be made in 2014 and in future years, will be made in satisfaction of intercompany obligations. Cash held by foreign subsidiaries may be subject to U.S. or local country taxes if repatriated to the U.S. In addition, repatriation of some foreign cash balances is further restricted by local laws.

(3) The Company has a $1.15 billion senior secured revolving credit agreement (the "Credit Agreement") which expires October 15, 2017. The Credit Agreement is subject to a number of covenants, including a minimum Interest Coverage Ratio and a maximum Leverage Ratio, both as defined and calculated in the Credit Agreement. There were no borrowings under the Credit Agreement as of December 31, 2013. Based on the Company's results of operations for the twelve months ended December 31, 2013 and existing debt, the Company would have had the ability to utilize $0.4 billion of the $1.15 billion Credit Agreement and not have been in violation of the terms of the agreement. The current availability as of December 31, 2013 under the Credit Agreement reflected the increase in long-term debt as a result of the issuance of $350.0 million of 6.50% senior notes due November 15, 2023 in anticipation of the acquisition of Consolidated Graphics. The availability under the Credit Agreement is expected to increase beginning in the first quarter of 2014 due to an expected increase in the Company's pro forma earnings from the acquisition of Consolidated Graphics.

	December 31, 2013	December 31, 2012
Stated amount of the credit agreement	$ 1,150.0	$ 1,150.0
Less: availability reduction from covenants	762.5	--
Total amount available	387.5	1,150.0

Less: borrowings under the credit agreement	--	--
Impact on availability related to outstanding letters of credit	--	38.9
Availability under the credit agreement	$ 387.5	$ 1,111.1
CONTACT: Media:
         Phyllis Burgee
         Director, Communications
         630.322.6093
         phyllis.burgee@rrd.com

         Investors:
         Dave Gardella
         SVP, Investor Relations
         312.326.8155
         david.a.gardella@rrd.com